EXHIBIT 99.2

Supplemental Financial Information
September 30, 2009
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Condensed Consolidated Statements of Income	2
Condensed Consolidated Balance Sheets	3
Summary Operating Data	4 - 6
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Reconciliation of Funds from Operations for Exclusion of Non-Recurring Transactions
Rentals
Interest Expense
Fee Income From Real Estate Joint Ventures and Partnerships
Property
Joint Venture Reporting	7 - 10
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships
Supplemental Analyst Information	11
Summary Balance Sheet Information	12
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	13 - 14
Outstanding Balance Summary
Fixed vs. Variable Rate Debt
Secured vs. Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	15 - 16
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	17 - 40
Property Investment Summary
New Development Properties (by Stabilization)
New Development Property List & Estimated Final Investment Roll-Forward
Land Held for Development and Quarterly Roll-Forward
Disposition Summary
Total Net Operating Income at Pro rata Share by Geographic Region
Average Base Rents by CBSA
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that WRI’s expectations will be realized.

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948.  As of September 30, 2009, we owned or operated under long-term leases, interests in 385 developed income-producing properties and 13 new development properties (including 10 which are income-producing), which are located in 23 states that span the United States from coast to coast.  Included in the portfolio are 315 shopping centers, 80 industrial projects, and 3 other operating properties.  Our interests in these properties aggregated approximately 46.0 million square feet of leasable area.  Our properties were 91.1% leased as of September 30, 2009, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Dallas, TX
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Weingarten Realty Investors
Condensed Consolidated Statements of Income and Comprehensive Income
(in thousands, except per share amounts)
(as reported)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,		Twelve Months Ended December 31,
		2009	2008	2009	2008	2008	2007	2006	2005

Revenues:
Rentals, net		$139,636	$149,725	$422,106	$441,288	$584,956	$554,129	$500,685	$452,731
Other		4,908	4,242	12,321	10,310	13,852	13,197	6,689	6,056
Total		144,544	153,967	434,427	451,598	598,808	567,326	507,374	458,787

Expenses:
Depreciation and amortization		37,159	35,368	112,836	115,281	151,939	124,009	113,323	103,034
Operating		25,733	26,045	76,014	77,151	114,976	100,508	82,686	68,143
Ad valorem taxes, net		18,275	19,967	55,012	54,620	71,346	65,043	59,067	53,101
Impairment loss		32,774		32,774		52,539
General and administrative		6,178	5,816	19,198	19,774	25,761	26,979	23,801	17,379
Total		120,119	87,196	295,834	266,826	416,561	316,539	278,877	241,657

Operating Income		24,425	66,771	138,593	184,772	182,247	250,787	228,497	217,130
Interest Expense, net		(36,431)	(40,878)	(115,247)	(118,724)	(156,317)	(156,248)	(148,052)	(128,565)
Interest and Other Income, net		3,596	1,171	8,504	3,919	4,333	8,485	9,043	2,849
Equity in (Loss) Earnings of Real Estate Joint Ventures and Partnerships, net (a)		(4,763)	5,151	2,783	15,537	12,196	19,853	14,655	6,610
Gain on Redemption of Convertible Senior Unsecured Notes		16,453		25,311		12,961
Gain on Merchant Development Sales		491	1,418	18,619	8,240	8,342	16,385	7,166	804
(Provision) Benefit for Income Taxes		(4,364)	(701)	(7,071)	(2,991)	10,191	(4,073)	(1,366)
(Loss) Income from Continuing Operations		(593)	32,932	71,492	90,753	73,953	135,189	109,943	98,828
Operating (Loss) Income from Discontinued Operations		(1,294)	2,016	1,250	8,398	9,922	17,404	30,310	39,120
Gain on Sale of Property from Discontinued Operations		398	4,520	7,385	53,983	68,722	83,659	145,494	65,459
(Loss) Income from Discontinued Operations		(896)	6,536	8,635	62,381	78,644	101,063	175,804	104,579
Gain (Loss) on Sale of Property		994	(43)	12,374	101	1,998	4,086	22,493	22,306
Net (Loss) Income		(495)	39,425	92,501	153,235	154,595	240,338	308,240	225,713
Less:	Net Income Attributable to Noncontrolling Interests	(20)	(2,515)	(2,894)	(6,968)	(8,943)	(10,237)	(6,414)	(6,060)
Net (Loss) Income Adjusted for Noncontrolling Interests		(515)	36,910	89,607	146,267	145,652	230,101	301,826	219,653
Preferred Share Dividends		(8,869)	(9,114)	(26,607)	(25,842)	(34,711)	(25,375)	(10,101)	(10,101)
Redemption Costs of Preferred Shares			(860)		(1,850)	(1,850)
Net (Loss) Income Available to Common Shareholders		$(9,384)	$26,936	$63,000	$118,575	$109,091	$204,726	$291,725	$209,552
Earnings Per Common Share - Basic		$(0.08)	$0.32	$0.59	$1.42	$1.29	$2.39	$3.33	$2.35
Earnings Per Common Share - Diluted		$(0.08)	$0.32	$0.59	$1.41	$1.28	$2.35	$3.24	$2.31

(a) See Page 8 for the Company's pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Note: Prior periods have been restated to conform to the current year presentation for the adoption of FSP APB 14-1, "Accounting for Convertible Debt Instruments That May be Settled in Cash upon Conversion (Including Partial Cash Settlement)" (ASC 470) and SFAS 160, "Noncontrolling Interests in Consolidatd Financial Statements--an amendment of ARB No. 51 (ASC 810)."

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	September 30,	December 31,
	2009	2008
ASSETS

Property	$4,806,661	$4,915,472
Accumulated Depreciation	(861,547)	(812,323)
Property Held for Sale, net	51,007
Property, net	3,996,121	4,103,149

Investment in Real Estate Joint Ventures and Partnerships, net (a)	311,353	357,634
Total	4,307,474	4,460,783

Notes Receivable from Real Estate Joint Ventures and Partnerships	323,141	232,544
Unamortized Debt and Lease Costs, net	109,661	119,464
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $9,608 in 2009 and $12,412 in 2008)	84,948	103,873
Cash and Cash Equivalents	104,694	58,946
Restricted Deposits and Mortgage Escrows	14,526	33,252
Other, net	92,854	105,350
Total	$5,037,298	$5,114,212

LIABILITIES AND EQUITY

Debt, net	$2,724,888	$3,148,636
Accounts Payable and Accrued Expenses	152,022	179,432
Other, net	98,791	90,461
Total	2,975,701	3,418,529

Commitments and Contingencies		41,000

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of
beneficial interest; 100 shares issued and outstanding
in 2009 and 2008; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of
beneficial interest; 29 shares issued and outstanding in 2009
and 2008; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of
beneficial interest; 140 shares issued and outstanding in 2009
and 2008; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 150,000; shares issued and outstanding:
119,790 in 2009 and 87,102 in 2008	3,605	2,625
Accumulated Additional Paid-In Capital	1,949,308	1,514,940
Net Income Less Than Accumulated Dividends	(80,015)	(37,245)
Accumulated Other Comprehensive Loss	(27,814)	(29,676)
Shareholders' Equity	1,845,092	1,450,652
Noncontrolling Interest	216,505	204,031
Total Equity	2,061,597	1,654,683
Total	$5,037,298	$5,114,212

(a) This represents the Company's investment of its unconsolidated real estate joint ventures and partnerships. See page 8 for additional information.

Note: The prior period has been restated to conform to the current year presentation for the adoption of FSP APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" (ASC 470) and SFAS 160, "Noncontrolling Interests in Consolidated Financial Statements--an amendment of ARB No. 51 (ASC 810)."

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Funds from Operations
Numerator:
Net (loss) income available to common shareholders	$(9,384)	$26,936	$63,000	$118,575
Depreciation and amortization	35,646	34,282	109,446	114,535
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	4,850	3,137	13,415	8,698
Gain on sale of property	(1,383)	(4,470)	(19,736)	(53,437)
(Gain) loss on sale of property of unconsolidated real estate joint ventures and partnerships		2	(4)	(12)
Funds from Operations - Basic	29,729	59,887	166,121	188,359
Funds from operations attributable to operating partnership units
Funds from Operations - Diluted	$29,729	$59,887	$166,121	$188,359

Denominator:
Weighted average shares outstanding - Basic	119,384	83,795	106,186	83,739
Effect of dilutive securities:
Share options and awards		521	559	549
Operating partnership units
Weighted average shares outstanding - Diluted	119,384	84,316	106,745	84,288

Funds from Operations per Share - Basic	$0.25	$0.71	$1.56	$2.25

Funds from Operations Per Share - Diluted	$0.25	$0.71	$1.56	$2.23

Growth in Funds from Operations per Share - Diluted		-64.8%		-30.0%

Note:	Due to the dilution from the common equity offering in April, the reported Funds from Operations per share for individual quarters will not sum to the year to date Funds from Operations per share.

Dividends
Common Dividends per Share	$0.250	$0.525	$1.025	$1.575

Common Dividends Paid as a % of Funds from Operations	100.7%	73.7%	63.7%	70.2%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.3%	3.8%	4.4%	4.4%

General and Administrative Expenses/Total Assets before Depreciation	0.10%	0.10%	0.33%	0.33%

Net Operating Income *
Same Property NOI Growth: **
Cash Basis
Retail	-4.0%	-1.0%	-4.2%	0.5%
Industrial	-3.9%	3.5%	-3.1%	2.6%
Total	-4.0%	-0.6%	-4.1%	0.7%

*
Includes the Company's share of unconsolidated real estate joint ventures and partnerships and excludes its partners' share of consolidated real estate joint ventures and partnerships ("Pro rata Share").

**	Same Property NOI Growth excludes the effect of lease cancellation income and straight-line rent adjustments, but does include provisions for uncollectible amounts and related recoveries.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships.  We calculate FFO in a manner consistent with the NAREIT definition.

Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself.  There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.

FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity.  FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Reconciliation of Funds from Operations for Exclusion of Non-Recurring Transactions

Per Share

Three Months Ended September 30, 2009

Funds from Operations per Common Share - Diluted, as Reported	$0.25

Gain on Redemption of Convertible Senior Unsecured Notes	(0.14)

Impairment Loss, net of taxes:
Impairment Loss	0.27
Discontinued Operations	0.02
Equity in Loss of Real Estate Joint Ventures and Partnerships	0.06
Provision for Income Taxes:
Tax Benefit Related to Current Impairment Charges	(0.04)
Valuation Allowance Against Deferred Tax Asset	0.08
Net Income Attributable to Noncontrolling Interests	(0.01)
Total Impairment Loss	0.38

Write-off of Misc Notes Receivables:
Equity in Loss of Real Estate Joint Ventures and Partnerships	0.01

Adjusted Funds from Operations per Common Share - Diluted	$0.50

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Rentals, net
Base minimum rent, net	$107,932	$112,939	$324,872	$335,386
Straight line rent	1,649	3,380	5,980	8,659
Over/Under-market rentals, net	622	947	2,031	2,605
Percentage rent	1,835	1,331	3,756	3,710
Tenant reimbursements	27,598	31,128	85,467	90,928
Total	$139,636	$149,725	$422,106	$441,288

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Interest Expense, net
Interest paid or accrued	$38,850	$47,303	$125,790	$138,412
Over-market mortgage adjustment	(984)	(1,189)	(3,089)	(4,312)
Gross interest expense	37,866	46,114	122,701	134,100
Less:
Capitalized interest	(1,435)	(5,236)	(7,454)	(15,376)
Interest expense, net	$36,431	$40,878	$115,247	$118,724

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,510	$1,733	$4,664	$5,173
Non-Recurring			63	95
Total	$1,510	$1,733	$4,727	$5,268

			September 30,	December 31,
			2009	2008
Property
Land			$932,742	$964,982
Land held for development			155,116	118,078
Land under development			33,606	101,587
Buildings and improvements			3,529,669	3,488,385
Construction in-progress			155,528	242,440
Total			$4,806,661	$4,915,472

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Revenues:
Base minimum rent, net	$30,334	$28,785	$91,550	$84,652
Straight line rent	1,418	466	3,192	2,318
Over/Under-market rentals, net	1,602	1,166	4,709	3,771
Percentage rent	340	148	709	514
Tenant reimbursements	7,115	7,343	23,735	22,779
Other income	1,428	1,113	4,366	3,310
Total	42,237	39,021	128,261	117,344

Expenses:
Depreciation and amortization	14,204	10,868	40,702	30,099
Interest, net	7,871	5,491	22,470	14,808
Operating	8,507	6,218	23,612	19,146
Ad valorem taxes, net	5,084	4,480	15,915	13,834
General and administrative	1,581	809	4,144	1,786
Impairment loss	6,923		6,923
Total	44,170	27,866	113,766	79,673

Gain on merchant development sales		443		933
Gain (loss) on sale of property		(3)	11	35

Net (loss) income	$(1,933)	$11,595	$14,506	$38,639

			September 30,	December 31,
			2009	2008
ASSETS

Property			$1,970,181	$1,951,771
Accumulated depreciation			(160,541)	(129,227)
Property, net			1,809,640	1,822,544

Other assets, net			234,844	256,688

Total			$2,044,484	$2,079,232

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$438,128	$472,486
Amounts payable to Weingarten Realty Investors			337,956	248,969
Other liabilities, net			92,216	149,265
Total			868,300	870,720

Accumulated equity			1,176,184	1,208,512

Total			$2,044,484	$2,079,232

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Revenues:
Base minimum rent, net	$9,527	$8,344	$28,718	$24,330
Straight line rent	472	103	1,144	748
Over/Under-market rentals, net	323	246	957	761
Percentage rent	168	60	316	166
Tenant reimbursements	2,195	2,264	7,620	6,649
Other income	637	533	2,014	1,065
Total	13,322	11,550	40,769	33,719

Expenses:
Depreciation and amortization	4,850	3,137	13,415	8,698
Interest, net	2,796	1,581	7,812	3,936
Operating	2,920	1,802	7,660	5,373
Ad valorem taxes, net	1,592	1,381	5,010	3,951
General and administrative	717	345	1,872	676
Impairment loss	6,747		6,747
Total	19,622	8,246	42,516	22,634

Gain on merchant development sales		222		402
Gain (loss) on sale of property		(2)	4	12

Net (loss) income	$(6,300)	$3,524	$(1,743)	$11,499

			September 30,	December 31,
			2009	2008
ASSETS

Property			$602,827	$593,923
Accumulated depreciation			(59,085)	(48,476)
Property, net			543,742	545,447

Other assets, net			96,609	104,439
Total			$640,351	$649,886

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$150,824	$164,699
Amounts payable to Weingarten Realty Investors			159,756	117,150
Other liabilities, net			35,370	63,320
Total			345,950	345,169

Accumulated equity			294,401	304,717

Total			$640,351	$649,886

Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI's ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
September 30, 2009
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Loss) of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,258	$332,987	$-	20.0%	$-	$64,107	$1,647
AEW SRP, LLC	10	895	167,642	104,780	25.0%	26,195	13,093	25
Collins	8	1,110	155,344	30,385	50.0%	15,192	55,366	1,730
AEW - Institutional Client	6	523	135,279	68,882	20.0%	13,776	12,525	632
BIT Retail	3	715	157,178	-	20.0%	-	30,440	892
BIT Investment Thirty-Six, LP	12	4,068	223,990	24,331	20.0%	4,866	33,163	571
Eagle AN, LP	7	2,050	51,412	34,475	20.0%	6,895	-	(107)

Other	28	4,032	820,652	175,275	47.9%	83,899	102,658	(2,607)

Total	81	14,652	$2,044,484	$438,128	28.6%	$150,824	$311,353	$2,783

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SRP, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

Weingarten Realty Investors
Mortgage Debt Information for Unconsolidated Joint Ventures & Partnerships
September 30, 2009
(In Thousands)

Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance	Average Interest Rate (1)	Average Remaining Term (yrs)

TIAA Florida Retail LLC	-	$-	-	-
AEW SRP, LLC	7	104,780	5.7%	6.3
Collins	2	30,385	6.2%	11.9
AEW - Institutional Client	6	68,882	5.7%	4.4
BIT Retail	-	-	-	-
BIT Investment Thirty-Six, LP	4	24,331	6.4%	2.1
Eagle AN, LP	1	34,475	8.1%	0.9

Other	7	99,561	5.6%	7.7

Total	27	$362,414	6.0%	5.8

Schedule of Maturities
	At 100%		At WRI Share
	Maturities	Average Interest Rate	Maturities	Average Interest Rate

2009	$1,591	6.0%	$436	6.0%
2010 (1)	47,553	5.8%	11,131	5.8%
2011	17,515	5.8%	8,085	5.7%
2012	19,281	5.7%	4,483	5.7%
2013	47,920	5.7%	16,725	5.7%
2014	50,747	5.6%	11,867	5.7%
2015	36,979	5.7%	8,356	5.7%
2016	69,660	5.6%	18,796	5.7%
2017	46,375	5.7%	20,633	5.7%
Thereafter	24,793	5.0%	12,459	5.0%
Total	$362,414	6.0%	$112,971	5.6%

(1) All mortgages are fixed rate except for one of the "other" which has a variable rate mortgage ($3.4 million), maturing in 2010

Weingarten Realty Investors
Supplemental Analyst Information
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net Operating Income including Joint Ventures
Revenues	$144,544	$153,967	$434,427	$451,598
Operating expense	(25,733)	(26,045)	(76,014)	(77,151)
Ad valorem taxes	(18,275)	(19,967)	(55,012)	(54,620)
Total	100,536	107,955	303,401	319,827

Net Operating Income from Discontinued Operations	1,874	3,384	7,221	13,618

Pro rata Share of Unconsolidated Joint Ventures:
Revenues	13,322	11,550	40,769	33,719
Operating expense	(2,920)	(1,802)	(7,660)	(5,373)
Ad valorem taxes	(1,592)	(1,381)	(5,010)	(3,951)
Total	8,810	8,367	28,099	24,395

Minority Interests Share of Net Operating Income and Other Adjustments	(6,628)	(5,404)	(17,644)	(11,096)

Net Operating Income including Joint Ventures	$104,592	$114,302	$321,077	$346,744

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Equity in (Loss) Earnings of Real Estate Joint Ventures and Partnerships, net
Net (loss) income from unconsolidated real estate joint ventures and partnerships	$(6,300)	$3,524	$(1,743)	$11,499
Intercompany fee income reclass	1,619	1,508	4,584	3,994
Other adjustments	(82)	119	(58)	44
Equity in (loss) earnings of real estate joint ventures and partnerships, net	$(4,763)	$5,151	$2,783	$15,537

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	September 30,	December 31,
	2009	2008

Common Share Data
Closing Market Price	$19.92	$20.69

Dividend Yield	5.02%	10.15%

90-Day, Average Daily Trading Volume	1,849,118	2,372,033

Capitalization (As reported)
Debt	$2,724,888	$3,148,636
Preferred Shares	497,500	497,500
Common Shares at Market	2,386,217	1,802,140
Operating Partnership Units at Market	39,800	45,559
Total Market Capitalization	$5,648,405	$5,493,835

Debt to Total Market Capitalization	48.2%	57.3%

Capitalization (Pro rata)
Debt	$2,667,710	$3,108,982
Preferred Shares	497,500	497,500
Common Shares at Market	2,386,217	1,802,140
Operating Partnership Units at Market	39,800	45,559
Total Market Capitalization	$5,591,227	$5,454,181

Debt to Total Market Capitalization	47.7%	57.0%

Capital Availability
Total Revolver Capacity	$575,000	$575,000
Revolver Balance Outstanding	190,000	383,000
Outstanding Letters of Credit under Revolver	10,007	10,057
Unused Portion of $575 MM Revolver	$374,993	$181,943

Credit Ratings	S&P	Moody's
Senior Debt	BBB	Baa2
Preferred Shares	BB+	Baa3

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

			3rd Quarter			4th Quarter
	September 30,		Weighted	December 31,		Weighted
	2009		Average Rate (1)	2008		Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$1,191,340		6.41%	$1,003,709		6.37%
7% 2011 Bonds	117,670		7.00%	200,000		7.00%
3.95% Convertible Bonds (2)	131,060		3.95%	514,298		3.95%
8.1% 2019 Notes	100,000		8.10%
Unsecured Notes Payable	961,962		5.70%	1,014,567		5.77%
Revolving Credit Agreements (3)	190,000		1.35%	383,000		2.55%
Industrial Revenue Bonds	3,131		2.92%	3,337		3.44%
Obligations under Capital Leases	29,725		5.29%	29,725		5.98%
Total Debt - As Reported	2,724,888		5.48%	3,148,636		5.31%
Less: Noncontrolling Interest	(208,002)			(204,353)
Plus: WRI Share of Unconsolidated Joint Ventures	150,824			164,699
Total Debt - Pro rata Share	$2,667,710		5.48%	$3,108,982		5.31%

	September 30,			December 31,
	2009		% of Total	2008		% of Total
Fixed vs. Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$2,408,086		90.3%	$2,659,268		85.5%
Variable-rate debt	259,624		9.7%	449,714		14.5%
Total	$2,667,710		100.0%	$3,108,982		100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
Secured Debt	$1,125,954		42.2%	$992,491		31.9%
Unsecured Debt	1,541,756		57.8%	2,116,491		68.1%
Total	$2,667,710		100.0%	$3,108,982		100.0%

Coverage Ratios (at Pro rata Share trailing 4 quarters)
Fixed Charge Coverage	2.06	x		1.99	x
Interest Coverage	2.47	x		2.37	x
Debt Service Coverage	2.36	x		2.31	x

	As		Pro rata
	Reported		Share
Weighted Average Interest Rates (1)
Nine months ended 09/30/09	5.39%		5.41%
Three months ended 09/30/09	5.48%		5.48%
Twelve months ended 12/31/08	5.54%		5.53%

(1)			Weighted average interest rates exclude the effects of FAS 141, discounts on convertible bonds, and loan costs related to financing.

(2)			The convertible bonds, with a face value of $135.2 million, mature August 1, 2026 with a five year option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share.

(3)			Weighted average revolving interest rate excluding the effect of the commitment fee was 0.89% in third quarter 2009 and 2.34% in fourth quarter 2008.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at September 30, 2009

	As Reported		Pro rata Share
	Maturities	Rate (6)	Maturities	Rate (6)	Floating Rate	Fixed Rate
2009 (1)	$13,986	5.45%	$14,300	5.51%	$9,191	$5,109
2010 (2)	115,934	6.42%	126,780	6.48%	2,429	124,351
2011 (3)	219,832	6.76%	226,555	6.78%	488	226,067
2012	342,592	5.68%	344,382	5.72%	3,559	340,823
2013	417,797	6.03%	311,017	5.87%	841	310,176
2014	384,475	5.46%	395,642	5.49%	3,102	392,540
2015	253,992	6.40%	217,510	6.03%	1,124	216,386
2016	215,850	6.62%	234,937	6.28%	1,296	233,641
2017	119,005	6.98%	140,023	6.44%	1,456	138,567
2018	55,040	7.57%	15,118	5.78%	1,553	13,565
Thereafter (3)	357,932	6.49%	396,160	5.30%	29,239	366,921
Subtotal	2,496,435		2,422,424		54,278	2,368,146

Revolvers (4)	190,000	1.40%	190,000	1.40%	190,000
Other (5)	38,453		55,286		(34,654)	89,940
Swap Maturities:
2014					50,000	(50,000)

Total	$2,724,888	5.39%	$2,667,710	5.41%	$259,624	$2,408,086

(1) Includes $2.3 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2) Includes $9.7 million of MTN's maturing 2028 with 12 and 20 year put options.
(3) Thereafter includes $135.2 million of Convertible debt maturing in 2026 which has a 5 year call and put option in 2011.
(4) Includes the effect of the commitment fee.
(5) Other includes capital leases, FAS 141 adjustment, fair value of swaps and discounts on notes. Our pro rata share calculation also includes bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(6) Weighted average interest rates exclude the effects of FAS 141, discounts on convertible bonds, and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Pro rata Share
(in thousands, except percentages and # of units)

				% of
				Pro rata
			# of Units	Rental	Square
Rank	Tenant Name	DBA’s		Revenue	Feet

1	THE KROGER CO.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	27	1.94%	1,256

2	ROSS STORES, INC.	Ross Dress for Less	36	1.68%	777

3	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls, Home Goods	33	1.64%	803

4	HOME DEPOT, INC.		7	1.26%	806

5	PUBLIX SUPER MARKETS, INC.		23	1.18%	730

6	SAFEWAY, INC.	Safeway, Randalls, Von's	18	1.14%	765

7	OFFICE DEPOT, INC.		26	1.11%	525

8	PETSMART, INC.		20	1.02%	364

9	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	12	0.91%	267

10	GAP, INC.	Gap, Old Navy, Banana Republic	19	0.89%	297

11	BLOCKBUSTER VIDEO		47	0.83%	216

12	PETCO ANIMAL SUPPLIES, INC.		22	0.75%	251

13	STAPLES		14	0.73%	303

14	24 HOUR FITNESS INC.		7	0.70%	179

15	BED BATH & BEYOND, INC.		18	0.66%	347

16	WHOLE FOODS		6	0.66%	218

17	H E BUTT GROCERY		6	0.64%	291

18	OFFICE MAX INC.		11	0.63%	250

19	HARRIS TEETER		7	0.62%	287

20	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	30	0.61%	287

21	THE SPORTS AUTHORITY		6	0.60%	222

22	RALEY'S	Raley's Bel Air Markets	6	0.58%	331

23	TOYS 'R' US		9	0.58%	312

24	BEST BUY, INC.		10	0.58%	225

25	FOOD LION		9	0.49%	335

	Total		429	22.43%	10,643

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, pro rata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Pro rata		Pro rata		Pro rata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2009	0.95%	1.19%	4.71%	4.22%	1.89%	1.54%
2010	12.00%	13.07%	19.92%	20.47%	14.00%	13.91%
2011	14.88%	15.42%	13.14%	14.88%	14.44%	15.36%
2012	12.79%	13.90%	15.50%	16.56%	13.47%	14.21%
2013	13.06%	13.25%	17.05%	16.75%	14.06%	13.65%
2014-2018	30.63%	29.27%	27.81%	24.88%	29.92%	28.78%
2019-2028	14.93%	13.13%	1.87%	2.24%	11.64%	11.89%

Commenced Leases - New Lease and Renewals

		Number		GAAP Increase	Cash Increase
		of Leases	Square Feet	in Base Rent	in Base Rent
Three Months Ended
September 30, 2009
Retail		285	862	3.5%	1.7%
Industrial		42	535	5.9%	2.8%
Total		327	1,397	3.8%	1.8%

Three Months Ended
September 30, 2008
Retail		255	799	16.1%	11.0%
Industrial		51	723	5.3%	6.5%
Total		306	1,522	13.9%	9.9%

Nine Months Ended
September 30, 2009
Retail		808	2,601	8.2%	4.3%
Industrial		119	1,638	7.8%	5.0%
Total		927	4,239	8.1%	4.4%

Nine Months Ended
September 30, 2008
Retail		773	2,901	16.9%	12.6%
Industrial		140	1,902	8.8%	7.2%
Total		913	4,803	15.5%	11.6%

Note: Increase in base rent percent reflects the effect of straight line rent.

Average Minimum Rent per Square Foot

			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Retail	$13.33	$13.28	$13.24	$13.16	$13.05
Industrial	$5.09	$5.04	$5.00	$4.98	$4.92

Occupancy			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2009	2009	2009	2008	2008

Shopping Center Portfolio	92.1%	92.1%	91.7%	93.0%	94.5%
Industrial Portfolio	88.0%	87.7%	90.9%	91.6%	91.4%
Total Portfolio	91.1%	90.9%	91.5%	92.6%	93.7%

Note: A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at pro rata share)

Property Investment Summary
	Acquisitions	New Development	Major Repairs	Tenant Finish	Remodels/ Existing Development (1)		Leasing/ Broker Fees	All Other	Total

Nine Months Ended 9/30/2009	$0	$63,344	$6,006	$12,964	$15,060		$15,407	$7,565	$120,346
Year Ended 12/31/2008	2,685	193,235	20,570	35,290	37,781	(2)	24,002	8,231	321,793
Year Ended 12/31/2007	565,427	218,239	18,236	29,928	20,751		21,345	13,356	887,282
Year Ended 12/31/2006	602,987	166,999	14,338	27,233	2,724		20,820	2,799	837,901

(1) Primarily incremental investment on properties formerly classified as new development
(2) Includes approximately $12 million for costs incurred in 2008 for new development properties moved to land held of development

Weingarten Realty Investors
New Development Properties (By Stabilization)
(in thousands at pro rata share, except percentages)
3Q 2009

					Total Square						Total		Est.
					Feet of		Percent Leased		Spent	Spent	Estimated		Final
				WRI	Building		Net		Year-	Inception	Investment (2)		ROI	Completions (4)
				Own	Area (1)		@		To-	to	WRI	Gross	%	YTD	Since
	Center Name	Location	Anchors	%	Gross	Net	100%	Gross	Date	Date	Costs	Costs	(3)	2009	Inception

1	Horne Street Market	Ft. Worth, Texas	24 Hour Fitness	100.0%	47	42	100.0%	89.4%	$3,175	$12,208	$10,804	$10,804	8.6%	$10,804	$10,804

	Stabilized 2Q 2009

1	Market at Nolana*	McAllen, Texas	Wal-Mart #	50.0%	241	21	56.6%	92.6%	12	4,080	4,654	9,308		2,189	4,654
2	Jess Ranch Marketplace Phase II*	Apple Valley (Los Angeles),California	Winco #, Petsmart	50.0%	308	107	90.5%	93.4%	83	17,277	18,447	36,894		1,785	18,447
3	Market at Sharyland Place*	Mission, Texas	Wal-Mart #, Kohl's	50.0%	311	56	93.7%	97.8%	65	2,519	2,868	5,737		540	2,868
4	Phillips Crossing	Orlando, Florida	Golf Galaxy, Whole Foods, Michael's	100.0%	146	146	87.4%	87.4%	2,707	28,759	27,405	27,405		7,842	27,405
5	Phillips Village	Orlando, Florida	Wal-Mart #	100.0%	286	66	57.6%	90.2%	-53	13,550	14,432	14,432		6,292	14,432
6	Gateway Station	Ft. Worth, Texas	Kohl's #, Best Buy #, Michaels #, Ross #, Conn's	70.0%	498	48	56.9%	94.1%	290	7,497	7,758	11,083		5,268	7,758
7	Epic Village Phase I - St. Augustine	St. Augustine, Florida	Epic Theatre #	70.0%	69	9	80.1%	89.2%	1,691	3,295	3,713	5,305		3,713	3,713

	Properties Stabilized in 3Q 2009				1,860	453	81.2%	93.1%	$4,795	$76,977	$79,277	$110,163	7.0%	$27,629	$79,277

	Total 2009 Stabilized Properties				1,907	495	82.4%	93.0%	$7,970	$89,185	$90,081	$120,967		$38,433	$90,081

1	Clermont Landing*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	55.0%	368	104	67.2%	81.4%	3,713	18,362	20,094	36,534		12,559	12,559
2	ClayPoint Distribution Park (Industrial)	Houston, Texas	Pioneer, Packaging Corp. of America	100.0%	359	158	64.1%	84.2%	-8,139	4,484	8,447	8,447		5,680	7,088
3	The Shoppes at Parkwood Ranch	Mesa (Phoenix),Arizona	Hobby Lobby, Dollar Tree	100.0%	107	93	89.1%	90.5%	4,240	14,049	15,268	15,268		4,407	12,058
4	Ridgeway Trace Center Phase 1	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.0%	228	90	100.0%	100.0%	2,762	13,598	23,583	23,583		0	0
5	Jess Ranch Marketplace Phase III*	Apple Valley (Los Angeles),California	Cinemark, Best Buy, Bed Bath, 24 Hour Fitness	50.0%	185	92	86.5%	86.5%	3,960	21,263	23,363	46,726		12,659	19,259

	Total 2010 Stabilizations				1,247	538	78.5%	87.1%	$6,535	$71,757	$90,755	$130,559		$35,305	$50,964

1	Gardens on Havana*	Aurora (Denver),Colorado	Kohl's, Target, Dick's Sporting Goods, Sprouts	39.8%	427	170	82.4%	82.4%	5,835	21,819	17,570	44,158		7,070	12,226
2	Mohave Crossroads	Bullhead City, Arizona	Target #, Kohl's #, Marshall's, Bed Bath, Staples	100.0%	385	183	79.6%	90.3%	2,494	40,424	40,554	40,554		9,937	31,729
3	Surf City Crossing	Surf City (Wilmington),North Carolina	Harris Teeter	75.0%	75	47	77.3%	70.8%	349	3,704	5,506	7,341		0	0
4	Waterford	Leland (Wilmington),North Carolina	Harris Teeter	75.0%	95	67	79.3%	80.4%	1,484	13,031	11,073	14,764		503	11,473

	Total 2011 Stabilizations				982	468	81.0%	84.4%	$10,162	$78,978	$74,703	$106,816		$17,510	$55,428

1	Ridgeway Trace Center Phase 2	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.0%	39	39	0.0%	0.0%	486	2,529	7,487	7,487		0	0
2	Tomball Marketplace	Tomball, Texas	Academy#	100.0%	147	62	25.0%	68.4%	2,588	13,132	14,963	14,963		2,303	2,303
3	Westwood Center	San Antonio, Texas	Wal-Mart #	100.0%	305	70	8.1%	74.2%	407	15,620	14,587	14,587		198	783
4	North Towne Plaza	Brownsville, Texas	Lowes#	75.0%	153	27	0.0%	76.5%	1,708	2,964	4,891	6,522		0	0
5	Riverpoint at Sheridan*	Sheridan (Denver),Colorado	Costco #, Target #, Regal Cinema	50.0%	496	83	59.6%	86.5%	33,489	56,569	34,467	68,934		12,880	14,482

	Total 2012 Stabilizations				1,140	281	32.2%	76.6%	$38,678	$90,814	$76,395	$112,492		$15,381	$17,568

	Total 13 Properties Under Development (exclusive of phasing)				3,368	1,286	70.2%	82.8%	$55,375	$241,548	$241,853	$349,868	7.3%	$68,196	$123,960

* Unconsolidated Joint Venture
# Denotes anchors that are not owned by Weingarten
(1) Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI's share of building area (Net) square footage reflects WRI's ownership percentage excluding square feet owned by other and excluding other possible future building area

(2) Net of anticipated proceeds from land sales and tax incentive financing.
(3) For properties stabilized in 3Q 2009, the ROI% is based on annualized net operating income for existing leases in place today. For properties stabilized prior to our traditional definition of 90% to 95% net leased, additional upside yield will be realized as these properties are lease-up.

(4) WRI's portion of estimated final investment dollars brought on-line based on the percentage of commenced leases
Note: Phased properties are counted as one property

Weingarten Realty Investors
New Development Property List & Estimated Final Investment Roll-Forward
(in thousands at pro rata share)
3Q 2009

	# of	Total Estimated Investment
	Properties	WRI Costs		Gross Costs
Properties Currently Under Development

At 6/30/2009	24	$448,773		$624,672

Stabilized Properties During 3Q 2009
Market at Nolana		(3,920)		(7,840)
Jess Ranch Marketplace Phase II		(19,286)		(38,572)
Market at Sharyland Place		(3,047)		(6,094)
Phillips Crossing		(27,624)		(27,624)
Phillips Village		(15,210)		(15,210)
Gateway Station		(11,171)		(15,958)
Epic Village Phase I - St. Augustine		(2,002)		(2,860)
	(7)	(82,260)		(114,158)

Estimated Final Investment Associated with Land Held For Development
Epic Village Phase I - St. Augustine		(2,139)		(3,056)
Market at Nolana		(653)		(1,305)
Palm Coast Landing Phase II *		-		-	(1)
Ridgeway Trace		(23,829)		(23,829)
Surf City		(1,036)		(1,382)
The Shoppes at Wilderness Oaks *		(8,818)		(8,818)
Tomball Marketplace		(30,960)		(30,960)
Waterford		-		-	(1)
Westover Square *		-		-	(1)
300 West Town Center *		(6,904)		(21,700)
Gardens of Havana Phase II		(5,916)		(14,868)
Mohave Crossroads Phase II		(8,146)		(8,146)
River Point Sheridan Phase II		(7,924)		(15,849)
The Shoppes at Parkwood Ranch		(4,225)		(4,225)
North Towne Plaza		(14,088)		(18,784)
	(4)	(114,639)	(2)	(152,922)

ClayPoint Distribution Park (Industrial)		(10,600)	(3)	(10,600)
Other		579		2,876

At 9/30/2009	13	$241,853		$349,868

(1) Parcels moved to Land Held for development were available pads anticipated to be sold or ground leased that resulted in no net effect to estimated final investment.
(2) WRI's pro rata historical cost, less imapairment charges, (including Land and CIP) moved to Land 'Held for Development was $73.9 million.
(3) Reduction of estimated final investment due to sale of a 200,000 square foot building during the quarter.
* Denotes entire properties that were moved to Land Held for Development.

Weingarten Realty Investors
As of September 30, 2009
in thousands, except acres

Land Held for Development

At 6/30/2009		Ownership	Gross	Investment (1)
Location		Interest	Acres	100%	Pro Rata

FM 1957 (Potranco Rd) and FM 211, San Antonio		50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta		50.0%	81.6
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh		100.0%	79.9
Rock Prairie Rd. at Hwy. 6, College Station		100.0%	65.8
Shary Road and US Hwy 83, Mission		50.0%	36.9
Highway 17 and Highway 210, Surf City		75.0%	36.5
Decatur at 215 - Las Vegas		100.0%	25.3
US Hwy 15-501 & Bruce Wood Rd., Southern Pines, NC		100.0%	24.0
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh		100.0%	11.7
Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.0%	10.3
Lon Adams Rd at Tangerine Farms Rd - Tuscan		50.0%	9.7
Mississippi at Havana, Aurora - Denver		39.8%	9.6
Culebra Road and Westwood Loop, San Antonio		100.0%	9.3
FM 2920 and Future 249, Tomball - Houston		100.0%	8.4
US Hwy 17 & US Hwy 74/76, Leland		75.0%	8.3
West Loop North at Interstate 10, Houston		100.0%	3.3
Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.0%	3.2
Citadel Plaza at 610 North Loop, Houston		100.0%	3.1
Young Pines and Curry Ford Rd, Orange County, Florida - Orlando		100.0%	3.0
Northwest Freeway at Gessner, Houston		100.0%	2.7
Other (2)		100.0%	32.2
Total Land Held For Development Properties			663.7	$144,810	$112,026

Adjustments to Prior Quarter	Property Name

SH 281 & Wilderness Oaks, San Antonio, TX	Wilderness Oaks	100.0%	29.2
FM 2920 and Future 249, Tomball - Houston	Tomball	100.0%	25.3
Hwy 85 & Hwy 285, Sheridan, CO	River Point Sheridan	50.0%	23.0
US 77 & FM 802, Brownsville, TX	North Towne Plaza	75.0%	21.9
Highway 17 and Highway 210, Surf City	Surf City	75.0%	10.0
SH 151 & Ingram Rd, San Antonio, TX	Westover Square	66.7%	8.5
South 300 West & West Paxton Avenue, Salt Lake City, UT	300 West	31.8%	7.5
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	Mohave Crossroads	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	Palm Coast Landing	50.0%	6.7
Mississippi at Havana, Aurora - Denver	Gardens of Havana	39.8%	5.8
SR 207 & Rolling Hills Drive, St. Augustine, FL	Epic Village	70.0%	5.2
US Hwy 17 & US Hwy 74/76, Leland	Waterford	75.0%	4.3
SEC Poplar Ave at I-240, Memphis, TN	Ridgeway Trace	100.0%	4.0
29th St at Nolana Loop, McAllen, TX	Market at Nolana	50.0%	3.8
Southern Ave & Signal Butte Rd, Mesa, AZ	Parkwood Ranch	100.0%	1.5
Subtotal 3Q Additions to Land Held for Development			163.7	$80,267	$61,812

Reduction of Basis due to additional Impairment Charges				$(10,532)	$(8,801)

At 9/30/2009			827.4	$214,545	$165,038

(1) Net of impairment adjustments made at 12/31/2008 and 9/30/2009
(2) Primarily represents land parcels held by WRI for many years that have never been reported as new development assets.
Note: Land costs account for $170.1 million of total investment at 100%, $130.5 million at pro rata share and $155.1 million on a GAAP basis.

Weingarten Realty Investors
Disposition Summary
(in thousands at pro rata share)

		Sq. Ft.
		of Bldg. Area	Date	Sales	Weighted Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Operating Properties (One-Off)

New Boston Road Plaza	Texarkana, TX	99	3/26/09
Westland Fair Shopping Center - Wal-Mart and Lowe's	Las Vegas, NV	387	3/31/09
Paradise Marketplace - Smith's	Las Vegas, NV	72	4/20/09
Tropicana Marketplace - Smith's	Las Vegas, NV	71	4/20/09
Durham Festival	Durham, NC	136	6/26/09
Steeplechase	Houston, TX	194	6/29/09
Westmont	Beaumont, TX	100	6/30/09
Northwest Crossing Office/Service Center	Dallas, TX	127	7/1/09
Manhattan Place - IHOP	Harvey, LA	5	8/13/09
Manhattan Place - Chili's	Harvey, LA	5	9/14/09

Total Operating Properties				$68,289	8.07%

Merchant Development

Westwood Center - McDonald's	San Antonio, TX		3/13/09
Mohave Crossroads - JP Morgan Chase Bank, NA	Bullhead City, AZ		3/30/09
Wyoming Mall - Wal-Mart	Albuquerque, NM		3/31/09
Glenwood Meadows	Glenwood Springs, CO		4/1/09
I-45 Telephone Road Shopping Center - Undeveloped Land	Houston, TX		6/29/09
ClayPoint Industrial Distribution Center	Houston, TX		7/22/09

Total Merchant Development				$47,862

Total Operting Properties & Merchant Development				$116,151

Weingarten Realty Investors
Total Net Operating Income at Pro rata Share by Geographic Region (1)
(in thousands, except percentages)

	Nine Months Ended September 30,				Twelve Months Ended December 31,
	2009	%	2008	%	2008	%	2007	%	2006	%	2005	%

Western Region
California	$37,771	12.7%	$38,306	11.5%	$51,176	12.1%	$50,503	11.3%	$50,074	12.1%	$47,868	12.2%
Nevada	23,738	8.0%	25,735	7.7%	34,360	8.1%	31,338	7.0%	27,796	6.7%	25,161	6.4%
Arizona	20,440	6.8%	19,631	5.9%	26,181	6.2%	23,192	5.2%	15,009	3.6%	14,965	3.9%
Colorado	6,758	2.3%	8,800	2.6%	10,779	2.4%	12,162	2.7%	13,488	3.3%	11,447	2.9%
New Mexico	7,005	2.3%	8,477	2.5%	11,355	2.7%	10,472	2.3%	11,394	2.8%	10,315	2.6%
Utah	2,714	0.9%	2,722	0.8%	3,614	0.9%	3,545	0.8%	3,231	0.8%	2,926	0.7%
Oregon	1,020	0.3%	1,060	0.3%	1,385	0.3%	929	0.2%	46	0.0%	-	0.0%
Washington	835	0.3%	903	0.3%	1,193	0.3%	1,295	0.3%	251	0.1%	-	0.0%
Total Western Region	100,283	33.6%	105,633	31.6%	140,044	33.0%	133,437	29.8%	121,289	29.4%	112,683	28.7%

Central Region
Texas	$85,219	28.6%	$107,379	32.1%	$124,407	29.2%	$154,800	34.7%	$154,473	37.4%	$157,357	40.0%
Louisiana	6,292	2.1%	8,504	2.5%	10,907	2.6%	12,831	2.9%	12,754	3.1%	13,600	3.5%
Kansas	1,408	0.5%	1,496	0.4%	1,949	0.5%	1,980	0.4%	3,714	0.9%	6,282	1.6%
Arkansas	2,292	0.8%	2,171	0.7%	3,006	0.7%	3,028	0.7%	3,505	0.8%	3,855	1.0%
Mississippi	-	0.0%	-	0.0%	-	0.0%	-	0.0%	(6)	0.0%	956	0.2%
Illinois	2,227	0.7%	2,366	0.7%	3,129	0.7%	2,378	0.5%	2,985	0.7%	2,870	0.7%
Missouri	1,061	0.4%	891	0.3%	1,182	0.3%	1,439	0.3%	2,193	0.5%	2,827	0.7%
Oklahoma	745	0.2%	740	0.2%	955	0.2%	1,009	0.2%	3,002	0.7%	3,616	0.9%
Total Central Region	99,245	33.3%	123,547	36.9%	145,536	34.2%	177,465	39.7%	182,621	44.1%	191,364	48.6%

Eastern Region
Florida	$51,074	17.1%	$53,456	16.0%	$70,335	16.5%	$67,400	15.2%	$56,601	13.7%	$46,076	11.7%
North Carolina	19,038	6.3%	20,164	6.0%	26,978	6.4%	27,027	6.1%	23,694	5.7%	19,749	5.0%
Virginia	2,744	0.9%	1,788	0.5%	2,551	0.6%	2,036	0.5%	-	0.0%	-	0.0%
South Carolina	231	0.1%	210	0.1%	276	0.1%	287	0.1%	242	0.1%	-	0.0%
Georgia	16,945	5.7%	19,029	5.7%	25,039	5.9%	23,929	5.4%	14,861	3.6%	12,119	3.1%
Tennessee	3,605	1.2%	5,452	1.6%	7,015	1.6%	6,964	1.6%	7,386	1.8%	5,967	1.6%
Kentucky	4,967	1.7%	4,978	1.5%	6,629	1.6%	6,787	1.5%	5,944	1.5%	4,719	1.2%
Maine	249	0.1%	191	0.1%	278	0.1%	381	0.1%	433	0.1%	538	0.1%
Total Eastern Region	98,853	33.1%	105,269	31.5%	139,101	32.8%	134,811	30.5%	109,161	26.5%	89,167	22.7%

Total Net Operating Income	$298,381	100.0%	$334,449	100.0%	$424,681	100.0%	$445,713	100.0%	$413,072	100.0%	$393,214	100.0%

(1) The Net Operating Income at Pro rata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 9/30/2009
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Retail

West Region
Flagstaff, AZ	1	166	$10.45	126	$1,018	$8.07	36	$673	$18.85
Lake Havasu City-Kingman, AZ	1	150	$14.91	112	$1,425	$12.67	33	$738	$22.66
Phoenix-Mesa-Scottsdale, AZ	17	1,374	$14.21	722	$6,429	$8.90	487	$10,761	$22.08
Tucson, AZ	5	766	$13.33	436	$3,585	$8.22	197	$4,851	$24.67
Arizona	24	2,456	$13.71	1,397	$12,457	$8.91	752	$17,021	$22.63

Los Angeles-Long Beach et al, CA	3	584	$17.25	395	$5,591	$14.14	152	$3,858	$25.33
Madera, CA	1	85	$12.52	52	$492	$9.46	26	$489	$18.58
Modesto, CA	1	79	$15.13	47	$515	$10.84	27	$615	$22.65
Redding, CA	1	121	$16.43	65	$560	$8.67	44	$1,222	$27.85
Riverside et al, CA	4	636	$18.74	304	$3,656	$12.05	207	$5,908	$28.57
Sacramento--Arden et al, CA	5	630	$12.03	330	$1,765	$5.34	212	$4,762	$22.44
San Diego-Carlsbad et al, CA	2	157	$20.65	73	$739	$10.16	73	$2,272	$31.08
San Francisco-Oakland et al, CA	3	447	$20.89	246	$3,575	$14.55	162	$4,944	$30.48
San Jose-Sunnyvale et al, CA	2	146	$19.71	66	$423	$6.43	65	$2,153	$33.18
Santa Cruz-Watsonville, CA	1	150	$9.85	93	$553	$5.93	46	$817	$17.79
Santa Rosa-Petaluma, CA	1	199	$12.92	55	$393	$7.20	29	$693	$23.54
Vallejo-Fairfield, CA	3	364	$16.80	165	$1,214	$7.37	162	$4,271	$26.38
California	27	3,598	$16.63	1,890	$19,476	$10.30	1,206	$32,004	$26.54

Colorado Springs, CO	2	297	$8.89	243	$1,852	$7.62	47	$722	$15.51
Denver-Aurora, CO	9	1,035	$14.61	334	$2,872	$8.60	253	$5,708	$22.54
Colorado	11	1,332	$12.72	577	$4,723	$8.19	300	$6,430	$21.44

Las Vegas-Paradise, NV	11	2,225	$14.63	1,406	$14,888	$10.59	537	$13,547	$25.23
Nevada	11	2,225	$14.63	1,406	$14,888	$10.59	537	$13,547	$25.23

Albuquerque, NM	4	506	$15.66	213	$2,427	$11.38	156	$3,362	$21.50
Santa Fe, NM	1	248	$14.19	134	$1,583	$11.82	82	$1,479	$18.09
New Mexico	5	754	$15.12	347	$4,010	$11.55	238	$4,842	$20.33

Portland-Vancouver et al, OR-WA	3	120	$13.26	66	$559	$8.51	45	$910	$20.17
Oregon	3	120	$13.26	66	$559	$8.51	45	$910	$20.17

Provo-Orem, UT	1	30	$15.23	12	$158	$13.43	17	$285	$16.46
Salt Lake City, UT	2	276	$12.46	175	$1,771	$10.11	83	$1,445	$17.42
Utah	3	307	$12.74	187	$1,929	$10.32	100	$1,730	$17.26

Seattle-Tacoma-Bellevue, WA	4	82	$17.22	64	$961	$15.08	14	$373	$27.13
Washington	4	82	$17.22	64	$961	$15.08	14	$373	$27.13

Total West Region	88	10,873	$14.89	5,934	$59,003	$9.94	3,192	$76,858	$24.08

Central Region
Little Rock-N. Little Rock, AR	3	358	$8.82	298	$2,287	$7.67	45	$736	$16.41
Arkansas	3	358	$8.82	298	$2,287	$7.67	45	$736	$16.41

Chicago et al, IL-IN-WI	1	304	$10.72	268	$2,547	$9.49	20	$548	$27.06
Illinois	1	304	$10.72	268	$2,547	$9.49	20	$548	$27.06

Kansas City, MO-KS	1	135	$9.47	76	$601	$7.89	35	$449	$12.96
Topeka, KS	1	116	$11.26	116	$1,303	$11.26	0	$0	$0.00
Kansas	2	251	$10.39	192	$1,904	$9.92	35	$449	$12.96

Hammond, LA	1	227	$6.69	108	$339	$3.14	82	$933	$11.33
Lafayette, LA	1	141	$10.08	50	$411	$8.26	69	$788	$11.39
Lake Charles, LA	4	462	$6.94	321	$1,733	$5.39	86	$1,092	$12.75

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 9/30/2009
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Monroe, LA	1	141	$5.20	87	$296	$3.42	45	$387	$8.64
New Orleans-Metairie-Kenner, LA	1	156	$14.80	78	$732	$9.36	70	$1,463	$20.87
Louisiana	8	1,128	$8.21	644	$3,511	$5.45	352	$4,664	$13.25

St. Louis, MO-IL	2	229	$9.51	130	$1,097	$8.44	52	$633	$12.18
Missouri	2	229	$9.51	130	$1,097	$8.44	52	$633	$12.18

Oklahoma City, OK	2	163	$8.00	80	$432	$5.43	50	$607	$12.07
Oklahoma	2	163	$8.00	80	$432	$5.43	50	$607	$12.07

Amarillo, TX	3	227	$11.00	65	$418	$6.45	133	$1,758	$13.21
Beaumont-Port Arthur, TX	7	315	$7.39	183	$826	$4.51	97	$1,243	$12.86
College Station-Bryan, TX	1	107	$10.79	86	$923	$10.74	17	$188	$11.07
Corpus Christi, TX	2	490	$13.47	194	$1,885	$9.72	191	$3,302	$17.28
Dallas-Fort Worth-Arlington, TX	10	1,238	$12.79	628	$6,331	$10.09	412	$6,966	$16.91
Houston-Baytown-Sugar Land, TX	60	4,421	$13.59	2,419	$22,736	$9.40	1,436	$29,645	$20.64
Killeen-Temple-Fort Hood, TX	1	115	$11.85	98	$1,033	$10.52	15	$307	$20.62
Laredo, TX	2	377	$14.19	260	$3,036	$11.70	97	$2,029	$20.83
Lubbock, TX	1	151	$8.92	112	$740	$6.58	36	$588	$16.19
Lufkin, TX	1	248	$6.79	205	$1,073	$5.24	29	$512	$17.91
McAllen-Edinburg-Pharr, TX	7	487	$11.81	377	$3,709	$9.84	85	$1,744	$20.50
Rio Grande City, TX	1	88	$11.27	76	$788	$10.42	13	$208	$16.27
San Antonio, TX	7	572	$11.98	363	$3,160	$8.71	162	$3,120	$19.30
Tyler, TX	1	60	$7.62	33	$212	$6.35	18	$181	$9.93
Texas	104	8,898	$12.59	5,098	$46,869	$9.19	2,741	$51,790	$18.90

Total Central Region	122	11,331	$11.80	6,710	$58,647	$8.74	3,295	$59,427	$18.04

East Region
Fort Walton Beach et al, FL	2	70	$15.08	45	$575	$12.86	14	$307	$22.30
Jacksonville, FL	2	319	$9.73	250	$1,869	$7.47	63	$1,178	$18.76
Miami-Fort Lauderdale et al, FL	16	2,011	$15.10	1,131	$11,322	$10.01	729	$16,768	$23.02
Orlando, FL	13	1,697	$15.73	975	$12,234	$12.55	423	$9,751	$23.06
Palm Bay-Melbourne et al, FL	3	182	$9.00	102	$587	$5.75	61	$885	$14.39
Palm Coast, FL	1	83	$17.53	53	$739	$13.90	25	$632	$25.26
Port St. Lucie-Fort Pierce, FL	1	50	$10.99	37	$315	$8.51	5	$152	$27.97
Punta Gorda, FL	2	25	$16.99	15	$215	$14.34	6	$137	$23.94
Sarasota-Bradenton-Venice, FL	1	97	$10.70	46	$324	$7.13	40	$588	$14.78
Tampa-St. Petersburg et al, FL	4	924	$13.44	522	$5,164	$9.89	279	$5,609	$20.10
Florida	45	5,459	$14.39	3,177	$33,345	$10.50	1,644	$36,008	$21.90

Atlanta-Sandy Springs et al, GA	14	1,646	$13.54	973	$9,351	$9.61	489	$10,449	$21.39
Gainesville, GA	1	28	$13.32	21	$239	$11.31	5	$111	$21.51
Georgia	15	1,674	$13.54	994	$9,590	$9.64	494	$10,560	$21.39

Lexington-Fayette, KY	2	304	$13.80	218	$1,981	$9.08	190	$3,655	$19.23
Louisville, KY-IN	1	169	$11.99	73	$628	$8.56	64	$1,018	$15.92
Kentucky	3	473	$13.34	292	$2,609	$8.95	254	$4,673	$18.39

Lewiston-Auburn, ME	1	154	$5.47	88	$430	$4.90	28	$201	$7.25
Maine	1	154	$5.47	88	$430	$4.90	28	$201	$7.25

Charlotte-Gastonia et al, NC-SC	4	319	$17.14	154	$2,099	$13.67	129	$2,752	$21.26
Durham, NC	5	207	$12.18	102	$998	$9.78	77	$1,185	$15.36
Raleigh-Cary, NC	13	1,636	$11.55	989	$7,537	$7.62	543	$10,167	$18.72
Southern Pines-Pinehurst, NC	1	250	$8.80	112	$565	$5.03	66	$1,003	$15.24
Wilmington, NC	1	53	$12.13	37	$300	$8.20	15	$322	$21.94
North Carolina	24	2,466	$12.11	1,394	$11,500	$8.25	830	$15,428	$18.59

Hilton Head Island-Beaufort, SC	1	22	$14.81	5	$47	$9.00	16	$266	$16.74
South Carolina	1	22	$14.81	5	$47	$9.00	16	$266	$16.74

Memphis, TN-MS-AR	6	424	$11.24	264	$2,285	$8.67	128	$2,118	$16.56
Tennessee	6	424	$11.24	264	$2,285	$8.67	128	$2,118	$16.56

Weingarten Realty Investors
Average Base Rents by CBSA
As of: 9/30/2009
In Thousands, except per square foot amounts
Economics reflect WRI's pro rata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF

Total East Region	95	10,671	$13.43	6,213	$59,806	$9.63	3,394	$69,253	$20.41

Total Retail	305	32,875	$13.33	18,858	$177,457	$9.41	9,881	$205,538	$20.80

Industrial

West Region
San Diego-Carlsbad et al, CA	1	145	$7.16	66	$469	$7.08	1	$11	$12.60
California	1	145	$7.16	66	$469	$7.08	1	$11	$12.60

Total West Region	1	145	$7.16	66	$469	$7.08	1	$11	$12.60

Central Region
Austin-Round Rock, TX	6	427	$9.67	71	$693	$9.79	259	$2,495	$9.64
Dallas-Fort Worth-Arlington, TX	15	2,327	$4.83	1,562	$6,758	$4.33	381	$2,632	$6.91
Houston-Baytown-Sugar Land, TX	31	3,392	$5.88	2,368	$12,851	$5.43	659	$4,947	$7.51
San Antonio, TX	3	545	$5.60	324	$1,705	$5.26	177	$1,104	$6.23
Texas	55	6,690	$5.72	4,324	$22,007	$5.09	1,476	$11,178	$7.57

Total Central Region	55	6,690	$5.72	4,324	$22,007	$5.09	1,476	$11,178	$7.57

East Region
Lakeland, FL	2	768	$4.59	708	$3,245	$4.59	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$4.46	770	$3,411	$4.43	17	$98	$5.71
Florida	5	1,665	$4.52	1,477	$6,656	$4.51	17	$98	$5.71

Atlanta-Sandy Springs et al, GA	9	1,560	$3.80	1,124	$4,259	$3.79	17	$74	$4.48
Georgia	9	1,560	$3.80	1,124	$4,259	$3.79	17	$74	$4.48

Memphis, TN-MS-AR	3	685	$2.68	576	$1,539	$2.67	2	$8	$4.05
Tennessee	3	685	$2.68	576	$1,539	$2.67	2	$8	$4.05

Richmond, VA	9	904	$5.00	731	$3,610	$4.94	5	$62	$13.50
Virginia	9	904	$5.00	731	$3,610	$4.94	5	$62	$13.50

Total East Region	26	4,813	$4.13	3,908	$16,064	$4.11	40	$243	$6.02

Total Industrial	82	11,649	$5.09	8,299	$38,541	$4.64	1,517	$11,432	$7.54

Joint venture properties are reflected at WRI's pro rata share

Occupied SF based on commenced leases

# of properties and GLA differ from property list due to new development properties with no commenced leases and the combining of certain properties on the property list

Weingarten Realty Investors
Property Listing at September 30, 2009

		Gross Leasable Area
	# of	WRI	Joint Venture	Owned
ALL PROPERTIES BY STATE	Properties	Owned	Share	by Other	Total
Arizona	25	2,477,294	-	1,245,430	3,722,724
Arkansas	3	357,740	-	-	357,740
California	29	3,872,720	889,161	546,242	5,308,124
Colorado	11	1,331,749	1,205,934	1,246,886	3,784,565
Florida	50	7,193,405	2,372,118	1,340,913	10,896,517
Georgia	23	3,283,094	878,340	716,003	4,877,437
Illinois	1	303,566	-	-	303,566
Kansas	2	250,855	-	-	250,855
Kentucky	4	609,265	-	122,454	731,719
Louisiana	12	1,146,408	274,974	781,925	2,203,307
Maine	1	153,776	51,258	-	205,034
Missouri	2	229,337	28,422	-	257,760
Nevada	12	2,374,790	-	1,160,131	3,534,921
New Mexico	6	817,950	-	605,732	1,423,682
North Carolina	25	2,502,557	211,924	742,374	3,456,855
Oklahoma	2	163,127	-	-	163,127
Oregon	3	119,939	90,927	62,600	273,466
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,198,535	671,287	137,740	2,007,562
Texas	161	16,307,960	5,357,143	3,160,087	24,825,187
Utah	3	306,638	60,772	296,357	663,767
Virginia	9	904,159	1,607,058	-	2,511,217
Washington	4	81,875	327,497	65,346	474,718

Grand Total	398	46,008,269	14,091,405	12,230,220	72,319,970

Total Retail	315	34,000,660	8,805,518	12,029,370	54,825,624

Total Industrial	80	11,726,038	5,285,887	200,850	17,212,775

Total Other	3	281,571	-	-	281,571

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(+) Denotes supermarket or discount store offering full service grocery along with general merchandise.
NOTE: Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Retail
Operating Properties

Arizona
Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.00%		103,568	0	70,255	173,823
Raintree Ranch	Ray Road at Price Road, Chandler	Whole Foods +, Golf Galaxy, Bodhi Wellness Center	100.00%		136,230	0	0	136,230
University Plaza	Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond, Dollar Tree	100.00%		165,621	0	0	165,621
Val Vista Towne Center	Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	100.00%		93,372	0	146,347	239,719
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		29,834	0	168,624	198,458
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	100.00%		9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	100.00%		45,751	0	62,800	108,551
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.00%		69,568	0	136,000	205,568
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Office Max	100.00%		134,494	0	100,000	234,494
Laveen Village Market	Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.00%		40,025	0	71,619	111,644
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Blockbuster, Fresh N Easy +, Family Dollar	100.00%		70,859	0	0	70,859
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's +, Blockbuster	100.00%		60,890	0	0	60,890
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.00%		102,271	0	165,000	267,271
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak Parkway, Scottsdale	Baja Fresh Mexican Grill	100.00%		10,337	0	0	10,337
Basha's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +, Ross Dress for Less	100.00%		145,104	0	0	145,104
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.00%		82,757	0	0	82,757
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.00%		157,359	0	0	157,359
Entrada de Oro	Magee Road and Oracle Road, Tucson	Wal-Mart Neighborhood Market +	100.00%		88,665	0	20,406	109,071
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreen's, Dollar Tree	100.00%		96,732	0	10,594	107,326
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market +	100.00%		249,711	0	10,000	259,711
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot, PetSmart, Walgreens, Ultimate Electronics	100.00%		286,793	0	0	286,793
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug (O.B.O.), Carondelet Health Care Corp., Leslie Pools	100.00%		43,928	0	21,851	65,779
Arizona Total:	# of Properties: 22				2,222,903	0	1,048,070	3,270,973

Arkansas
Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory	100.00%		126,904	0	0	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	100.00%		178,210	0	0	178,210
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.00%		52,626	0	0	52,626
Arkansas Total:	# of Properties: 3				357,740	0	0	357,740

California
Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley	Winco Foods + (O.B.O.), Mervyn's, Petsmart, Rite-Aid, Big 5	50.00%	(1)(3)	106,633	106,633	93,696	306,962
Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Buck-A-Roos	100.00%		75,500	0	0	75,500
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Ace Hardware, Hollywood Video	100.00%		162,390	0	0	162,390
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, Petco, 24 Hour Fitness	100.00%		100,165	0	0	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree, Ace Hardware	100.00%		308,420	0	0	308,420
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralph's +	100.00%		90,805	0	0	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples, Golf Galaxy, Dollar Tree	100.00%		129,753	0	0	129,753
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	100.00%		194,601	0	0	194,601
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally Total Fitness	100.00%		85,066	0	0	85,066
Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralph's +, Ross Dress for Less	100.00%		124,494	0	124,303	248,797
Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	100.00%		78,752	0	0	78,752
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.00%		228,345	0	0	228,345

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sports Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.00%		121,334	0	131,468	252,802
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Lifestyle Furniture	100.00%		76,497	0	0	76,497
Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster	100.00%		93,398	0	0	93,398
Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	100.00%		133,614	0	0	133,614
Valley	Franklin Boulevard and Mack Road, Sacramento	Raley's +	100.00%		98,240	0	0	98,240
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	100.00%		134,179	0	65,000	199,179
Tully Corners Shopping Center	Tully Rd at Quimby Rd, San Jose	Food Maxx +, Petco	10.00%	(1)(3)	11,599	104,393	0	115,992
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.00%		152,095	0	86,569	238,664
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s +, 24 Hour Fitness	100.00%		120,829	0	0	120,829
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	100.00%		35,880	0	45,206	81,086
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +	100.00%		198,528	0	0	198,528
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Rite Aid	100.00%		85,238	0	0	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.00%		116,229	0	0	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots, Safeway +, Ace Hardware	100.00%		150,241	0	0	150,241
Westminster Center	Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco, Ross Dress for Less	100.00%		417,820	0	0	417,820
California Total:	# of Properties: 27				3,630,645	211,026	546,242	4,387,913

Colorado
Aurora City Place	E. Alameda at I225, Aurora	PetsMart, Barnes & Noble, Ross Dress For Less, Super Target + (O.B.O.)	50.00%	(1)(3)	182,642	182,642	182,000	547,283
Academy Place	Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.00%		84,057	0	206,586	290,643
Uintah Gardens	NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods	100.00%		212,638	0	0	212,638
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	50.00%	(1)(3)	27,503	27,503	58,000	113,006
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	50.00%	(1)(3)	38,370	38,370	52,700	129,439
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, The Sports Authority, Office Depot, Bally Total Fitness, Petco	51.00%	(1)(3)	137,346	131,960	90,000	359,305
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s +	51.00%	(1)(3)	55,620	53,438	0	109,058
Thorncreek Crossing	Washington St. at 120th St., Thornton	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Dollar Tree, Cost Plus	51.00%	(1)(3)	108,186	103,944	174,000	386,130
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway +, Walgreens (O.B.O.)	50.00%	(1)	48,521	48,521	14,100	111,142
Colorado Total:	# of Properties: 9				894,883	586,378	777,386	2,258,644

Florida
Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	100.00%		113,689	0	0	113,689
Countryside Centre	US Highway 19 at Countryside Boulevard	Publix +, T.J. Maxx, Home Goods	100.00%		242,123	0	0	242,123
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.00%		275,910	0	0	275,910
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	100.00%		131,719	0	48,214	179,933
Paradise Key at Kelly Plantation	US Highway 98 and Mid Bay Bridge Rd, Destin	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.00%	(1)(3)	27,178	244,599	0	271,777
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Michaels, Office Depot, PetsMart	25.00%	(1)(3)	42,918	128,752	0	171,670
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	100.00%		364,714	0	0	364,714
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour Beach	Beall's, Publix +	25.00%	(1)(3)	40,880	122,641	0	163,521
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michael's	100.00%		312,447	0	0	312,447
TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.00%		161,572	0	0	161,572
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	100.00%		377,719	0	197,631	575,350

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road, Maragate	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,750	91,002	0	113,752
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd., Melbourne	Publix +	25.00%	(1)(3)	29,707	89,121	0	118,828
Lake Washington Square	Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +, Tuesday Morning	100.00%		111,811	0	0	111,811
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	Ashley Furniture	20.00%	(1)(3)	19,303	77,212	0	96,515
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.00%	(1)(3)	43,895	175,578	0	219,473
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	100.00%		110,867	0	0	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linens, Bally Total Fitness	100.00%		236,170	0	0	236,170
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando	Bed Bath & Beyond, PetsMart, Jo Ann Fabrics, Sports Authority, HH Gregg	50.00%	(1)	131,634	131,634	0	263,267
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Ross Dress for Less, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby	100.00%		496,751	0	0	496,751
International Drive Value Center	International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx	20.00%	(1)(3)	37,133	148,531	0	185,664
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)	100.00%		95,208	0	64,627	159,835
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando	Whole Foods +, Golf Galaxy, Michael's	100.00%		145,704	0	0	145,704
Phillips Landing	Turkey Lake Rd., Orlando	Wal-Mart (O.B.O.)	100.00%		66,223	0	219,815	286,038
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road, Orlando	Publix +, Stein Mart, Office Depot, Home Goods, Morton's of Chicago	20.00%	(1)(3)	65,250	261,000	0	326,250
The Shoppes at South Semoran	Semoran Blvd. at Pershing Ave.	Save Rite +	100.00%		101,535	0	0	101,535
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.00%		77,521	0	183,000	260,521
Alafaya Square	Alafaya Trail, Oviedo	Publix +	20.00%	(1)(3)	35,297	141,189	0	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	30.00%	(1)	29,752	69,420	0	99,172
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast	Super Target (O.B.O.) +, PetsMart, T.J. Maxx, Ross Dress for Less, Michaels, Books-A-Million	50.00%	(1)(3)	83,435	83,435	179,476	346,346
East Lake Woodlands	East Lake Road and Tampa Road, Palm Harbor	Publix +, Walgreens	20.00%	(1)(3)	28,021	112,082	0	140,103
Shoppes at Parkland	Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club +	30.00%	(1)	43,696	101,956	0	145,652
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College	100.00%		257,370	0	105,350	362,720
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	100.00%		303,805	0	0	303,805
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	100.00%		69,475	0	0	69,475
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +, Blockbuster	100.00%		112,410	0	0	112,410
Quesada Commons	Quesada Avenue and Toledo Blade Boulevard, Port Charlotte	Publix +	25.00%	(1)(3)	14,722	44,168	0	58,890
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Chick-Fil-A	25.00%	(1)(3)	980	2,941	0	3,921
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Petco	25.00%	(1)(3)	10,253	30,758	0	41,011
Marketplace at Seminole Towne Center	Central Florida Greenway and Rinehart Road, Sanford	Sports Authority, DSW, Marshalls, Old Navy, Petco, Cost Plus, Super Target + (O.B.O.)	100.00%		312,261	0	185,000	497,261
Epic Village - St. Augustine	SR 207 at Rolling Hills Dr	Epic Theaters (O.B.O.)	70.00%	(1)	6,943	2,975	53,625	53,625
Pineapple Commons	Us Highway 1 and Britt Rd., Stuart	Best Buy, Ross Dress for Less, PetsMart, Ashley Furniture	20.00%	(1)(3)	49,803	199,211	0	249,014
Sunrise West Shopping Center	West Commercial Drive and NW 91st Avenue, Sunrise	Publix +	25.00%	(1)(3)	19,080	57,241	0	76,321
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Sweet Bay +	100.00%		97,303	0	0	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	100.00%		102,397	0	0	102,397
Florida Total:	# of Properties: 44				5,459,334	2,315,446	1,236,738	9,001,599

Georgia
Lakeside Marketplace	Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Petco, Office Max, Books-A-Million, Super Target + (O.B.O.)	100.00%		147,688	0	174,000	321,688
Mansell Crossing	North Point Parkway at Mansell Rd	Ross Dress for Less, Bed Bath & Beyond, Rooms to Go	20.00%	(1)(3)	20,586	82,345	0	102,931
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive, Atlanta	DSW, American Signature, LA Fitness	100.00%		196,283	0	0	196,283

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	30.00%	(1)	29,925	69,824	0	99,749
Perimeter Village	Ashford-Dunwoody Rd	Wal-Mart Supercenter +, Cost Plus World Market, DSW, Borders, Hobby Lobby	100.00%		387,755	0	0	387,755
Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix +, Wachovia (O.B.O.)	100.00%		68,407	0	0	68,407
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	100.00%		253,448	0	0	253,448
Dallas Commons	US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger + (O.B.O.)	100.00%		25,158	0	70,104	95,262
Reynolds Crossing	Steve Reynolds and Old North Cross Rd., Duluth	Kroger + (O.B.O.)	100.00%		45,758	0	70,225	115,983
Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	30.00%	(1)	27,776	64,811	0	92,587
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.00%		76,611	0	0	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	30.00%	(1)	21,835	50,949	0	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + (O.B.O.)	100.00%		27,747	0	54,139	81,886
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.00%		144,964	0	173,535	318,499
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Bed Bath & Beyond, Super Target + (O.B.O.)	100.00%		199,594	0	174,000	373,594
Georgia Total:	# of Properties: 15				1,673,535	267,929	716,003	2,657,467

Illinois
Burbank Station	S. Cicero Ave. at W. 78th St.	Babies "R" Us, Food For Less +, AJ Wright, Office Max, The Sports Authority, Petsmart	100.00%		303,566	0	0	303,566
Illinois Total:	# of Properties: 1				303,566	0	0	303,566

Kansas
Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	100.00%		135,139	0	0	135,139
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	100.00%		115,716	0	0	115,716
Kansas Total:	# of Properties: 2				250,855	0	0	250,855

Kentucky
Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.00%		124,567	0	27,000	151,567
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane, Lexington	TJ Maxx, Michael's, Kroger + (O.B.O)	100.00%		136,262	0	46,044	182,306
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.00%		179,450	0	0	179,450
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, AJ Wright (O.B.O.)	100.00%		168,986	0	49,410	218,396
Kentucky Total:	# of Properties: 4				609,265	0	122,454	731,719

Louisiana
Town & Country Plaza	U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Anna's Linens	100.00%		227,352	0	0	227,352
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.00%		156,215	0	125,400	281,615
Ambassador Plaza	Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster	100.00%		0	0	101,950	101,950
River Marketplace	Ambassador Caffery at Kaliste Saloom, Lafayette	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books-A-Million, Citi Trends	7.80%	(1)(3)	13,142	147,100	174,700	334,942
Westwood Village	W. Congress at Bertrand, Lafayette	Stage	100.00%		141,346	0	0	141,346
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Conn’s, Burke's Outlet, Anna's Linens, Family Dollar	100.00%		175,068	0	0	175,068
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Stage	50.00%	(1)(3)	107,974	107,974	0	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s (O.B.O.), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		8,243	0	205,375	213,618
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books-A-Million	100.00%		170,588	0	0	170,588
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.00%		141,380	0	0	141,380
Orleans Station	Paris, Robert E. Lee at Chatham, New Orleans	Vacant	100.00%		0	0	0	0
University Place	70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy (O.B.O), Bed Bath & Beyond	20.40%	(1)(3)	5,100	19,900	174,500	199,500

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total

Louisiana Total:	# of Properties: 12				1,146,408	274,974	781,925	2,203,307

Maine
The Promenade	Essex at Summit, Lewiston	Staples, Flagship Cinemas	75.00%	(1)	153,776	51,258	0	205,034
Maine Total:	# of Properties: 1				153,776	51,258	0	205,034

Missouri
Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael’s, Sears	100.00%		200,915	0	0	200,915
Western Plaza	Hwy 141 at Hwy 30, Fenton	O'Reilly Automotive, Value Village	50.00%	(1)(3)	28,422	28,422	0	56,845
Missouri Total:	# of Properties: 2				229,337	28,422	0	257,760

Nevada
Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.), Trader Joe's	100.00%		66,408	0	143,879	210,287
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority, Ulta, DSW	100.00%		428,629	0	0	428,629
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart +, Ross, Office Max, 99 Cents Only, PetsMart	100.00%		332,539	0	0	332,539
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	El Super +, Sav-On Drugs, Anna's Linens, Factory 2 U	100.00%		167,654	0	0	167,654
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Fallas Paredes , La Bonita Grocery +	100.00%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug-CVS (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.00%		152,475	0	60,018	212,493
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food + (O.B.O.), Dollar Tree	100.00%		78,218	0	70,495	148,713
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		278,416	0	0	278,416
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		136,369	0	0	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	100.00%		87,367	0	0	87,367
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imports	100.00%		246,527	0	394,271	640,798
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food + (O.B.O.), Family Dollar	100.00%		71,460	0	73,168	144,628
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), PetsMart, Office Depot, Michaels, Anna's Linens	100.00%		211,755	0	386,458	598,213
Nevada Total:	# of Properties: 12				2,374,790	0	1,160,131	3,534,921

New Mexico
Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.00%		117,623	0	0	117,623
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.00%		108,059	0	0	108,059
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Old Navy, Shoe Department, Skechers, Pima Medical Institute, Ultimate Electronics	100.00%		195,944	0	0	195,944
Plaza at Cottonwood	Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.), Party City	100.00%		84,322	0	334,000	418,322
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Wal-Mart Supercenter + (O.B.O.), Dollar Tree	100.00%		63,865	0	203,982	267,847
De Vargas	N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Sunflower Farmer's Market +, Sav-On (CVS), Ross Dress for Less, Office Depot, Hastings, United Artists	100.00%		248,137	0	67,750	315,887
New Mexico Total:	# of Properties: 6				817,950	0	605,732	1,423,682

North Carolina
Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.00%		143,063	0	0	143,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.00%		130,934	0	0	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.00%		89,997	0	0	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.00%		77,802	0	0	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Rite-Aid	100.00%		80,061	0	0	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/pharmacy	25.00%	(1)(3)	24,039	72,116	0	96,155
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.00%	(1)(3)	20,564	61,694	0	82,258
Galleria	Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.00%		120,542	0	207,602	328,144

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	100.00%		79,508	0	0	79,508
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Rite-Aid	100.00%		77,301	0	0	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	100.00%		41,876	0	402,620	444,496
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.00%		42,517	0	0	42,517
Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Rite-Aid	100.00%		59,859	0	0	59,859
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	100.00%		60,424	0	0	60,424
Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Belk’s	100.00%		250,140	0	0	250,140
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +, Family Dollar	100.00%		111,650	0	0	111,650
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	100.00%		106,981	0	86,350	193,331
Leesville Town Centre	Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +, Rite-Aid	100.00%		114,396	0	0	114,396
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane, Raleigh	Lowe's Food + (O.B.O.)	100.00%		17,209	0	45,802	63,011
Lynnwood Collection	Creedmoor Rd at Lynn Road, Raleigh	Kroger +	100.00%		87,362	0	0	87,362
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond, Borders	100.00%		467,270	0	0	467,270
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart	100.00%		188,521	0	0	188,521
Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	30.00%	(1)	20,633	48,145	0	68,778
North Carolina Total:	# of Properties: 23				2,412,649	181,955	742,374	3,336,978

Oklahoma
Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest City	Color Tyme	100.00%		35,765	0	0	35,765
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	100.00%		127,362	0	0	127,362
Oklahoma Total:	# of Properties: 2				163,127	0	0	163,127

Oregon
Clackamas Square	SE 82nd Avenue and SE Causey Avenue, Portland	T.J. Maxx, Winco Foods + (O.B.O.)	20.00%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave	Safeway +	100.00%		97,207	0	0	97,207
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland	Walgreens, New Seasons Market +	20.00%	(1)(3)	7,904	31,616	0	39,520
Oregon Total:	# of Properties: 3				119,939	90,927	62,600	273,466

South Carolina
Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.00%	(1)(3)	21,530	64,590	0	86,120
South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120

Tennessee
Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.00%		179,364	0	0	179,364
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuels Furniture and Interior	30.00%	(1)	50,087	116,871	0	166,958
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuels Furniture and Interior	30.00%	(1)	18,461	43,077	0	61,538
Highland Square	Summer at Highland, Memphis	Walgreen’s	100.00%		14,490	0	0	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger +	30.00%	(1)	23,961	55,910	0	79,871
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.00%		137,462	0	0	137,462
Tennessee Total:	# of Properties: 5				423,825	215,858	0	639,683

Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	15.00%	(1)	19,579	110,950	0	130,529
Coronado	34th St. at Wimberly Dr., Amarillo	Blockbuster	100.00%		48,149	0	0	48,149
Wolflin Village	Wolflin Ave. at Georgia St., Amarillo	Office Depot, Sheplers Western Wear, Talbots	100.00%		159,243	0	0	159,243
Calder	Calder at 24th St., Beaumont	Harmony Science Academy	100.00%		34,641	0	0	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, David’s Bridal, Toys “R” Us (O.B.O.)	50.00%	(1)(3)	70,036	70,036	141,329	281,401

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Phelan	Phelan at 23rd St, Beaumont	Kroger + (O.B.O.)	100.00%		12,000	0	0	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + (O.B.O.)	66.70%	(1)(3)	15,552	7,779	58,890	82,221
Southgate	Calder Ave. at 6th St., Beaumont	Control Fluids	100.00%		33,555	0	0	33,555
Gateway Station	I-35W and McAlister Rd., Burleson	Conn's	70.00%	(1)	27,272	11,688	0	38,960
Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.00%		106,907	0	0	106,907
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, 99 Cents Only, Petco, Anna's Linens, Spec's	100.00%		305,671	0	0	305,671
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. +, (O.B.O.), Target (O.B.O.), Old Navy, Hobby Lobby, Steinmart	100.00%		371,668	0	161,909	533,577
Portairs	Ayers St. at Horne Rd., Corpus Christi	CVS/pharmacy, Family Dollar, Beall’s	100.00%		118,233	0	0	118,233
Horne Street Market	I-30 & Horne Street, Fort Worth	24 Hour Fitness	100.00%		42,267	0	0	42,267
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, PetsMart, Office Depot, T.J. Maxx, Albertson's +, Home Depot (O.B.O.), Anna’s Linens	100.00%		353,302	0	110,000	463,302
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	15.00%	(1)	11,322	64,155	0	75,477
Food King Place	25th St. at Avenue P, Galveston	Vacant	100.00%		28,062	0	0	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Spec's Liquor, Palais Royal	100.00%		210,187	0	0	210,187
10/Federal	I-10 at Federal	Citi Trends, Palais Royal, Sellers Bros. +	15.00%	(1)	19,871	112,601	0	132,472
Alabama-Shepherd	S. Shepherd at W. Alabama	Bookstop, PetsMart	100.00%		56,110	0	0	56,110
Bayshore Plaza	Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	100.00%		35,434	0	86,000	121,434
Bellaire Boulevard	Bellaire at S. Rice	Randall’s +	30.00%	(1)	10,524	24,557	0	35,081
Braeswood Square	N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	100.00%		103,336	0	0	103,336
Centre at Post Oak	Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Nordstrom Rack	100.00%		182,070	0	0	182,070
Champions Village	F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	30.00%	(1)	115,374	269,207	0	384,581
Cullen Center	Cullen at Reed	Beauty Supply	100.00%		7,316	0	0	7,316
Cullen Plaza	Cullen at Wilmington	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	12,678	71,839	0	84,517
Cypress Pointe	F.M. 1960 at Cypress Station	Kroger +, Office Depot, Babies “R” Us, America's Furniture Brands (O.B.O.)	100.00%		190,704	0	96,660	287,364
Eastpark	Mesa Rd. at Tidwell	Jack in the Box, CVS/pharmacy (O.B.O.), US Postal Service (O.B.O.)	100.00%		1,576	0	0	1,576
Edgebrook	Edgebrook at Gulf Fwy.	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	11,769	66,691	0	78,460
Fiesta Village	Quitman at Fulton	Fiesta +	15.00%	(1)	4,537	25,712	0	30,249
Fondren/West Airport	Fondren at W. Airport	Save-A-Lot +	100.00%		37,117	0	0	37,117
Glenbrook Square	Telephone Road	Kroger +, Blockbuster	15.00%	(1)	11,684	66,206	0	77,890
Griggs Road	Griggs at Cullen	Family Dollar, Citi Trends	15.00%	(1)	12,017	68,099	0	80,116
Harrisburg Plaza	Harrisburg at Wayside	Fallas Paredes	15.00%	(1)	14,016	79,422	0	93,438
Heights Plaza	20th St. at Yale	Kroger +, Walgreen’s	100.00%		71,777	0	0	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s, Michael's (O.B.O.), DSW (O.B.O.)	100.00%		176,446	0	99,000	275,446
I-45/Telephone Rd. Center	I-45 at Maxwell Street	Sellers Bros. +, Dollar Tree, FAMSA, Fallas Paredes	15.00%	(1)	25,768	146,021	0	171,789
Jacinto City	Market at Baca	Sellers Bros. +, CVS/pharmacy	50.00%	(1)	24,569	24,569	0	49,138
Kirby Strip Center	Kirby Dr, Houston	Las Americas Grill	100.00%		10,000	0	0	10,000
Lawndale	Lawndale at 75th St.	Family Dollar, 99 Cents Only, LaMichoacana Meat Market +	15.00%	(1)	7,819	44,308	0	52,127
Little York Plaza	Little York at E. Hardy	Sellers Bros. +, Fallas Paredes	15.00%	(1)	17,603	99,750	0	117,353
Lyons Avenue	Lyons at Shotwell	Fiesta +, Fallas Paredes	15.00%	(1)	10,144	57,485	0	67,629
Market at Westchase	Westheimer at Wilcrest	Whole Foods Market +	100.00%		84,084	0	0	84,084
North Main Square	Pecore at N. Main	O'Reilly Auto Parts	100.00%		18,515	0	0	18,515
North Oaks	F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby	15.00%	(1)	60,779	344,414	0	405,193
North Triangle	I-45 at F.M. 1960	CiCi’s Pizza	100.00%		16,060	0	0	16,060
Northbrook Center	Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.00%		173,288	0	0	173,288
Northwest Crossing	N.W. Fwy. at Hollister	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	75.00%	(1)(3)	137,507	45,836	120,721	304,064
Oak Forest	W. 43rd at Oak Forest	Kroger +, Ross Dress for Less, Dollar Tree	100.00%		147,705	0	0	147,705
Orchard Green	Gulfton at Renwick	Sellers Bros. +, Family Dollar	100.00%		74,983	0	0	74,983
Randall's /Cypress Station	F.M. 1960 at I-45	ATI Career Training Center	100.00%		138,974	0	0	138,974
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	30.00%	(1)	37,919	88,478	0	126,397
Randall's /Norchester	Grant at Jones	Playa Azul Seafood & Oyster Bar	100.00%		107,200	0	0	107,200

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Richmond Square	Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	100.00%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead	Kroger +	100.00%		71,265	0	0	71,265
River Oaks West	W. Gray at S. Shepherd	Barnes & Noble, Talbots, JoS. A. Bank, Ann Taylor, Gap	100.00%		276,220	0	0	276,220
Sheldon Forest North	North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	100.00%		22,040	0	0	22,040
Sheldon Forest South	North, I-10 at Sheldon	Family Dollar	50.00%	(1)	37,670	37,670	0	75,340
Shops at Three Corners	S. Main at Old Spanish Trail	Fiesta +, Office Depot, PetsMart, Ross Dress for Less, Anna’s Linens, Big Lots	70.00%	(1)	172,990	74,139	0	247,129
Southgate	W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	15.00%	(1)	18,668	105,786	0	124,454
Spring Plaza	Hammerly at Campbell	Sellers Bros. +, Family Dollar	15.00%	(1)	8,875	50,291	0	59,166
Stella Link	Stella Link at S. Braeswood	Sellers Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.00%		96,396	0	0	96,396
Studemont	Studewood at E. 14th St	Fiesta +	100.00%		28,466	0	0	28,466
Ten Blalock Square	I-10 at Blalock	99 Ranch Market+	100.00%		97,217	0	0	97,217
Village Arcade	University at Kirby	Gap, Baby Gap	100.00%		57,219	0	0	57,219
Village Arcade-Phase II	University at Kirby	Talbots	100.00%		28,371	0	0	28,371
Village Arcade-Phase III	University at Kirby	American Eagle Outfitters, Banana Republic, Express	100.00%		106,879	0	0	106,879
Westchase Center	Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Staples, Target (O.B.O.), Petco	100.00%		231,767	0	99,550	331,317
Westhill Village	Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.00%		130,512	0	0	130,512
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.00%		115,203	0	135,934	251,137
Cedar Bayou	Bayou Rd., La Marque	Dollar General, La Marque Fire Dept. (O.B.O.)	100.00%		14,873	0	30,688	45,561
North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H. E. B. + (O.B.O.), Marshall’s	100.00%		242,293	0	206,463	448,756
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H. E. B. +, Blockbuster	100.00%		134,919	0	0	134,919
League City Plaza	I-45 at F.M. 518, League City	Kroger +	15.00%	(1)	19,048	107,942	0	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.00%		151,196	0	0	151,196
Town and Country	4th St. at University, Lubbock	Hasting’s Records & Books	100.00%		30,743	0	0	30,743
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Kmart, Conn's	100.00%		248,199	0	0	248,199
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	50.00%	(1)(3)	143,968	143,968	212,132	500,067
Market at Nolana	Nolana Ave and 29th St., McAllen	Wal-Mart (O.B.O.)	50.00%	(1)(3)	20,704	20,704	203,818	245,226
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble	50.00%	(1)(3)	38,196	38,196	0	76,391
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.00%	(1)(3)	7,500	7,500	0	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H. E. B. +	50.00%	(1)(3)	51,851	51,851	0	103,702
Independence Plaza	Town East Blvd., Mesquite	Babies “R” Us, Family Dollar	100.00%		159,219	0	0	159,219
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission	Wal-Mart (O.B.O.), Kohl's, Dollar Tree	50.00%	(1)(3)	52,956	52,956	320,000	425,912
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission	Target (O.B.O.), H. E. B. +, T.J. Maxx, Petco, Office Depot, Ross Dress for Less	50.00%	(1)(3)	172,234	172,234	131,909	476,376
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O)	100.00%		115,484	0	65,084	180,568
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.00%		192,283	0	0	192,283
Preston Shepard Place	Preston Rd. at Park Blvd.	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders	20.00%	(1)(3)	72,667	290,670	0	363,337
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.00%		33,134	0	0	33,134
Starr Plaza	U.S. Hwy. 83 at Bridge St., Rio Grande City	H. E. B.+, Beall’s, Dollar General, Stage	50.00%	(1)(3)	88,406	88,406	0	176,812
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Ross Dress for Less, Old Navy, Michael’s	100.00%		209,051	0	0	209,051
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.00%		103,385	0	0	103,385
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	100.00%		40,513	0	81,176	121,689
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	100.00%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O.), Target (O.B.O.), Act III Theatres, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens	100.00%		312,370	0	176,000	488,370
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	30.00%	(1)	19,286	45,001	0	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Bernina New Home Sewing Center, Anytime Fitness	100.00%		64,950	0	0	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza	100.00%		54,541	0	0	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	15.00%	(1)	24,432	138,450	0	162,882
Valley View	West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	100.00%		91,184	0	0	91,184

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Home Goods, Marshall’s, DSW Shoe Warehouse, Ross Dress for Less	100.00%		375,547	0	0	375,547
Island Market Place	6th St. at 9th Ave., Texas City	Food King +	100.00%		27,277	0	0	27,277
Palmer Plaza	F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	100.00%		96,526	0	99,980	196,506
Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.00%		60,400	0	0	60,400
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.00%		115,692	0	0	115,692
Texas Total:	# of Properties: 102				9,281,415	3,325,567	2,757,237	15,364,216

Utah
Alpine Valley Center	Main St. at State St., American Fork	Super Target + (O.B.O.), Old Navy, Justice, Dollar Tree, Office Depot	33.30%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.), Rite Aid	100.00%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West Jordan	Albertsons +, Office Depot, Target (O.B.O.), Petco	100.00%		182,099	0	122,800	304,899
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Washington
Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood	Food Emporium +, Bartell Drugs	20.00%	(1)(3)	18,055	72,218	0	90,273
Meridian Town Center	Meridian Avenue East and 132nd Street East, Puyallup	Jo-Ann Fabric & Craft Store, Safeway + (O.B.O.)	20.00%	(1)(3)	15,533	62,133	65,346	143,012
South Hill Center	43rd Avenue Southwest and Meridian Street South, Puyallup	Best Buy, Bed Bath & Beyond, Ross Dress for Less	20.00%	(1)(3)	26,802	107,208	0	134,010
Rainer Square Plaza	Rainer Avenue South and South Charleston Street, Seattle	Safeway +, Ross Dress for Less	20.00%	(1)(3)	21,485	85,938	0	107,423
Washington Total:	# of Properties: 4				81,875	327,497	65,346	474,718

Industrial
Operating Properties

California
Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Besttech Trading USA	20.00%	(1)(3)	145,353	581,413	0	726,766
California Total:	# of Properties: 1				145,353	581,413	0	726,766

Florida
Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Publix, Star Distribution, Chep USA	100.00%		600,000	0	0	600,000
Lakeland Interestate Industrial Park I	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc.,	100.00%		168,400	0	0	168,400
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc., JK Transportation	100.00%		159,000	0	0	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., American Tire Distributors	100.00%		224,483	0	0	224,483
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes, Creative Recycling Systems	100.00%		512,923	0	0	512,923
Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806

Georgia
Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Georgia Aquarium, Inc., Cardinal Logistics Mgmt Co.	100.00%		120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., GSC Packaging	100.00%		382,100	0	0	382,100
Atlanta Industrial Parkway	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Sanderson Industries, Inc.	100.00%		50,000	0	0	50,000
Riverview Distribution Center	Fulton Industrial Blvd. at Camp Creek Parkway	Chep USA	100.00%		265,200	0	0	265,200
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services	20.00%	(1)(3)	80,511	322,043	0	402,554
SouthPark 3075	Anvil Block Rd and SouthPark Blvd, Atlanta	American Tire Distributors	100.00%		234,525	0	0	234,525

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce	100.00%		72,000	0	0	72,000
Westlake 125	Camp Creek Parkway and Westlake Parkway, Atlanta	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin Packaging	100.00%		154,464	0	0	154,464
Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	Trane, Clorox Services Company, Builders Specialties, LLC	100.00%		178,467	0	0	178,467
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Prime Choice Properties	20.00%	(1)(3)	72,092	288,368	0	360,460
Georgia Total:	# of Properties: 8				1,609,559	610,411	0	2,219,970

Tennessee
Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	CMI Freight Transportation, Sergeant's Pet Care Products	20.00%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, TricorBraun, Kuehne & Nagel	20.00%	(1)(3)	82,088	328,350	0	410,438
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Wynit	100.00%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,798	455,429	0	1,140,227

Texas
Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard, Arlington	Airborne Express, Tred-It Tire & Wheel, Amercian Medical Response	100.00%		253,165	0	0	253,165
Randol Mill Place	Randol Mill Road, Arlington	Protech Electronics, Inc., Premier Products	100.00%		54,639	0	0	54,639
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense, MJC Electronics Corporation	100.00%		27,359	0	0	27,359
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix Lamar Corp, CenTex Independent Electrical, Schindler Elevator	100.00%		119,452	0	0	119,452
Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Illumitex	100.00%		89,858	0	0	89,858
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Stellar Micro Devices	100.00%		54,000	0	0	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc., Texas EZ Pawn., Viko Test Lab	100.00%		78,276	0	0	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd.	100.00%		57,667	0	0	57,667
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.00%		106,140	0	0	106,140
Midway Business Center	Midway at Boyington, Carrollton	ProSource, Luxury of Leather	100.00%		141,246	0	0	141,246
Manana Office Center	I-35 at Manana, Dallas	Dave & Busters, B&B Graphics Finishing Services	100.00%		223,128	0	0	223,128
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	AWC, Corporate Meeting Services	100.00%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	East N.W. Hwy. at Shiloh, Dallas	Capital Title, Garland Surgery Center	100.00%		78,700	0	0	78,700
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Consolidated Container Company; Texwood Industries, L.P.	100.00%		110,839	0	0	110,839
Regal Distribution Center	Leston Avenue, Dallas	Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Global Industries Southwest	100.00%		202,559	0	0	202,559
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.00%		264,582	0	0	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.00%		417,938	0	0	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St.	Iron Mountain	20.00%	(1)(3)	48,728	194,914	0	243,642
610 and 11th St. Warehouse	Loop 610 at 11th St.	Prefco Corp.	100.00%		104,975	0	0	104,975
610/288 Business Park	Cannon Street	Palmer Logistics	20.00%	(1)(3)	59,085	236,341	0	295,426
Beltway 8 Business Park	Beltway 8 at Petersham Dr.	Select Floors, Premier Home Technology	100.00%		157,498	0	0	157,498
Blankenship Building	Kempwood Drive	Classic Printers	100.00%		59,729	0	0	59,729
Brookhollow Business Center	Dacoma at Directors Row	YMCA of Greater Houston, Surgeon's Management, Houston Digital Instruments	100.00%		133,553	0	0	133,553
Central Park Northwest VI	Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc., Gulf Draperies	100.00%		175,348	0	0	175,348
Central Park Northwest VII	Central Pkwy. at Dacoma	Lucent Technologies, Inc., Houston Graduate School of Theology	100.00%		103,602	0	0	103,602
Crestview	Bissonnet at Wilcrest	Creative Connection	100.00%		8,970	0	0	8,970
Crosspoint Warehouse	Crosspoint	Foam Enterprises, LLC.	100.00%		72,505	0	0	72,505
Houston Cold Storage Warehouse	7080 Express Lane	Houston Central Industries, Inc.	100.00%		128,752	0	0	128,752
Jester Plaza Office Service Center	West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation, Zermat USA	100.00%		100,605	0	0	100,605
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services, Veritas	20.00%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	100.00%		113,218	0	0	113,218
Lathrop Warehouse	Lathrop St. at Larimer St.	United D.C., Inc.	20.00%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Navigation at N. York	Synergy Cables USA	20.00%	(1)(3)	47,664	190,657	0	238,321

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Northway Park II	Loop 610 East at Homestead	Jet Lube, Inc., South Texas Bolt & Fitting	20.00%	(1)(3)	60,697	242,786	0	303,483
Railwood F	Market at U.S. 90	Shell Oil Company	20.00%	(1)(3)	60,000	240,000	0	300,000
Railwood G	Mesa at U.S. 90	Global Stainless Supply, Inc.	50.00%	(1)(3)	105,425	105,425	0	210,850
Railwood Industrial Park	Mesa at U.S. 90	Distribution International SW, Meridian IQ Services	100.00%		402,680	0	0	402,680
Railwood Industrial Park	Mesa at U.S. 90	DSC Logistics, Resource Logistics International	20.00%	(1)(3)	99,531	398,125	0	497,656
South Loop Business Park	S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	50.00%	(1)(3)	46,225	46,225	0	92,450
Southport Business Park 5	South Loop 610	International Surface Preparation Group, Inc.	100.00%		160,653	0	0	160,653
Southwest Park II Service Center	Rockley Road	BA Research International	100.00%		67,700	0	0	67,700
Stonecrest Business Center	Wilcrest at Fallstone	Alpha Omega Caseworks, Aztec Facility Services, Inc., Sun Line Food & Supply Co.	100.00%		110,624	0	0	110,624
Town & Country Commerce Center	I-10 at Beltway 8	Arizona Tile, Seitel	100.00%		206,056	0	0	206,056
West 10 Business Center II	Wirt Rd. at I-10	Summers Group, Inc.	100.00%		82,658	0	0	82,658
West Loop Commerce Center	W. Loop N. at I-10	Inter-Tel Technologies	100.00%		34,256	0	0	34,256
West-10 Business Center	Wirt Rd. at I-10	Aaron’s Office Furniture	100.00%		102,087	0	0	102,087
Westgate Service Center	Park Row Drive at Whiteback Dr.	Welltec, Inc.,Wood Group, 3M, CAS Holdings, Inc.	100.00%		119,786	0	0	119,786
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc., Air Tiger Express, Excel Floors	100.00%		50,590	0	0	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp.	100.00%		137,785	0	0	137,785
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.00%		78,480	0	0	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Weingarten regional office	100.00%		101,137	0	0	101,137
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.00%		219,244	0	0	219,244
Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Gandi Innovations, Wells Fargo Bank	100.00%		175,200	0	0	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand, TD Industries	100.00%		150,091	0	0	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Yokagawa, Life-Tech, Gurwitch Industries, PSI Group	100.00%		251,385	0	0	251,385
Texas Total:	# of Properties: 53				6,616,238	2,031,576	0	8,647,814

Virginia
Enterchange at Northlake A	11900-11998 North Lakeridge Parkway, Ashland	FedEx, Owens & Minor	100.00%		215,077	0	0	215,077
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr, Ashland	International Paper, Owens & Minor, Techturn, Wholesale Millwork	20.00%	(1)(3)	58,623	234,492	0	293,115
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	Vacant	20.00%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	Mazda Motors of America, Inc., Xymid LLC	20.00%	(1)(3)	121,336	485,343	0	606,679
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	PSS World Medical, Hill Phoenix, Sunrise Construction	20.00%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Saddle Creek, Recall Total Info Manager, Jim's Formal Wear	100.00%		287,318	0	0	287,318
Interport Business Center A	4800-4890 Eubank Road, Richmond	Anderson News, LLC, HD Business LLC, Wyeth	20.00%	(1)(3)	89,482	357,930	0	447,412
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., Alcoa, EGL Eagle Global Logistics, LP, Commonwealth of Virginia Department of Taxation	20.00%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson Enterprise, Inc.	20.00%	(1)(3)	10,977	43,908	0	54,885
Virginia Total:	# of Properties: 9				904,159	1,607,058	0	2,511,217

Other
Operating Properties

Arizona
Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.00%		21,122	0	0	21,122
Arizona Total:	# of Properties: 1				21,122	0	0	21,122

Texas
1919 North Loop West	Hacket Drive at West Loop 610 North	State of Texas, Weingarten Realty Regional Office	100.00%		139,449	0	0	139,449
Citadel Plaza	Citadel Plaza Dr.	Weingarten Realty Investors Corporate Office	100.00%		121,000	0	0	121,000
Texas Total:	# of Properties: 2				260,449	0	0	260,449

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total

Total Operating Properties	# of Properties: 385				44,842,469	13,288,486	10,918,595	69,039,626

New Development
Arizona
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City		100.00%	(2)	150,289	0	197,360	347,649
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa		100.00%	(2)	82,980	0	0	82,980
Arizona Total:	# of Properties: 2				233,269	0	197,360	430,629

California
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley		50.00%	(1)(2)(3)	96,722	96,722	0	193,445
California Total:	# of Properties: 1				96,722	96,722	0	193,445

Colorado
River Point at Sheridan	Highway 85 and Highway 285, Sheridan		50.00%	(1)(2)(3)	80,878	80,878	327,000	488,755
The Gardens on Havana	Mississippi at Havana, Aurora		39.80%	(1)(2)(3)	355,988	538,678	142,500	1,037,166
Colorado Total:	# of Properties: 2				436,866	619,556	469,500	1,525,921

Florida
Clermont Landing	U.S. 27 & Steve's Road		55.00%	(1)(2)(3)	69,265	56,672	104,175	230,112
Florida Total:	# of Properties: 1				69,265	56,672	104,175	230,112

North Carolina
Surf City Crossing	Highway 17 and Highway 210, Surf City		75.00%	(1)(2)	36,567	12,189	0	48,756
Waterford Village	U.S. Hwy 17 & U.S. Hwy 74/76, Leland		75.00%	(1)(2)	53,341	17,780	0	71,121
North Carolina Total:	# of Properties: 2				89,908	29,969	0	119,877

Tennessee
Ridgeway Trace	Poplar Avenue and Ridgeway Road, Memphis		100.00%	(2)	89,912	0	137,740	227,652
Tennessee Total:	# of Properties: 1				89,912	0	137,740	227,652

Texas
Claywood Industrial Park	Clay at Hollister		100.00%	(2)	101,125	0	200,850	301,975
North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville		75.00%	(1)(2)	0	0	117,000	117,000
Tomball Marketplace	FM 2920 and Future 249, Tomball		100.00%	(2)	43,083	0	85,000	128,083
Westwood Center	Culebra Road and Westwood Loop, San Antonio		100.00%	(2)	5,650	0	0	5,650
Texas Total:	# of Properties: 4				149,858	0	402,850	552,708

Total New Developments	# of Properties: 13				1,165,800	802,919	1,311,625	3,280,344

Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City								312,761
Lon Adams Rd at Tangerine Farms Rd, Marana								422,532
Southern Avenue and Signal Butte Road, Mesa								63,336
Arizona Total:								798,629

California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley								138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley								447,361
California Total:								586,317

Colorado

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
Mississippi at Havana, Aurora								669,953
Highway 85 and Highway 285, Sheridan								1,003,187
Colorado Total:								1,673,140

Florida
Young Pines and Curry Ford Rd, Orange County								132,422
State Road 100 & Belle Terre Parkway, Palm Coast								292,288
SR 207 at Rolling Hills Dr, St. Augustine								228,254
Florida Total:								652,964

Georgia
NWC South Fulton Parkway @ Hwy 92, Union City								3,554,496
Georgia Total:								3,554,496

Louisiana
70th St. at Mansfield Rd., Shreveport								41,704
Louisiana Total:								41,704

Nevada
SWC Highway 215 at Decatur, Las Vegas								1,103,810
Nevada Total:								1,103,810

North Carolina
U.S. Hwy 17 & U.S. Hwy 74/76, Leland								549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh								510,959
U.S. 15-501 and Bruce Wood Rd, Southern Pines								1,047,000
Highway 17 and Highway 210, Surf City								2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,479,317
North Carolina Total:								7,611,236

Tennessee
Poplar Avenue and Ridgeway Road, Memphis								173,804
Tennessee Total:								173,804

Texas
U.S. 77 and 83 at SHFM 802, Brownsville								954,835
Rock Prairie Rd. at Hwy. 6, College Station								2,867,990
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								74,052
Bissonnet at Wilcrest, Houston								84,629
Citadel Plaza at 610 North Loop, Houston								137,000
East Orem								122,000
Kirkwood at Dashwood Drive, Houston								322,000
Mesa Road at Tidwell, Houston								35,898
Northwest Freeway at Gessner, Houston								117,612
West Little York at Interstate 45, Houston								161,000
West Loop North at Interstate 10, Houston								145,000
Nolana Ave and 29th St., McAllen								163,350
Shary Rd. at North Hwy. 83, Mission								1,607,364
9th Ave. at 25th St., Port Arthur								243,000
Culebra Road and Westwood Loop, San Antonio								403,366
FM 1957 (Potranco Road) and FM 211, San Antonio								8,655,372
SH 151 and Ingram Rd, San Antonio								369,389
US Hwy 281 at Wilderness Oaks								1,269,774
Highway 3 at Highway 1765, Texas City								201,000

Weingarten Realty Investors
Property Listing at September 30, 2009
					Gross Leasable Area
						Joint
Center	Location	Anchors	WRI	Foot	WRI	Venture	Owned by
			Owned %	Notes	Owned	Share	Other	Total
FM 2920 and Highway 249, Tomball								1,467,754
Texas Total:								19,520,868

Utah
South 300 West & West Paxton Avenue, Salt Lake City								324,958
Utah Total:								324,958

Total Unimproved Land								36,041,926